                            SCHEDULE 14A INFORMATION
                    PROXY STATEMENT PURSUANT TO SECTION 14(A)
                     OF THE SECURITIES EXCHANGE ACT OF 1934
                                (AMENDMENT NO. )


Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:

[ ] Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))

[X] Definitive Proxy Statement

[ ] Definitive Additional Materials

[ ] Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                                     TEKELEC
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1) Title of each class of securities to which transaction applies:

         -----------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:

         -----------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

         -----------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:

         -----------------------------------------------------------------------
     (5) Total fee paid:

         -----------------------------------------------------------------------
[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.


     (1) Amount previously paid:
                                 -----------------------------------------------
     (2) Form, Schedule or Registration Statement No.:
                                                       -------------------------
     (3) Filing party:
                      ----------------------------------------------------------
     (4) Date filed:
                     -----------------------------------------------------------

                                     TEKELEC

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                                  MAY 12, 2000


        NOTICE IS HEREBY GIVEN that the Annual Meeting of the Shareholders (the "Annual Meeting") of Tekelec, a California corporation (the "Company"), will be held Friday, May 12, 2000, at 9:00 a.m., local time, at the Company's offices located at 5200 Paramount Parkway, Morrisville, North Carolina 27560, for the following purposes, each as more fully described in the attached Proxy
Statement:

            1. To elect six directors to serve for the ensuing year. The names of the nominees intended to be presented for election are: Robert V. Adams, Jean-Claude Asscher, Daniel L. Brenner, Michael L. Margolis, Howard Oringer and Jon F. Rager.

            2. To approve an amendment to the Company's 1994 Stock Option Plan to increase the number of shares of Common Stock authorized for issuance thereunder from 19,000,000 to 21,800,000.

            3. To ratify the appointment of PricewaterhouseCoopers LLP as the Company's independent accountants for the year ending December 31, 2000.

            4. To transact such other business as may properly come before the Annual Meeting or any adjournment(s) thereof.

        Only record holders of Common Stock at the close of business on March 29, 2000 are entitled to notice of, and to vote at, the Annual Meeting and at any adjournment or postponement thereof.

        All shareholders are cordially invited to attend the Annual Meeting in person. Whether or not you expect to attend the Annual Meeting in person, in order to ensure your representation at the Annual Meeting, please mark, sign and date the enclosed proxy and promptly return it in the postage-prepaid envelope enclosed for that purpose. Any shareholder of record attending the Annual Meeting may vote in person even if such shareholder has returned a proxy.

                                              By Order of the Board of Directors



                                              Ronald W. Buckly
                                              Secretary
Calabasas, California
April 1, 2000



PLEASE MARK, SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. YOUR VOTE IS IMPORTANT.

                                     TEKELEC

                                 PROXY STATEMENT

                 INFORMATION CONCERNING SOLICITATION AND VOTING

GENERAL

        The enclosed proxy is solicited by and on behalf of the Board of Directors of Tekelec ("Tekelec" or the "Company") for use at the Annual Meeting of Shareholders (the "Annual Meeting") to be held Friday, May 12, 2000, at 9:00 a.m., local time, or at any adjournment(s) thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Shareholders (the "Notice"). The Annual Meeting will be held at the Company's offices located at 5200 Paramount Parkway, Morrisville, North Carolina 27560.

        These proxy solicitation materials are first being mailed on or about April 4, 2000 to all shareholders entitled to vote at the Annual Meeting.

        Only shareholders of record at the close of business on March 29, 2000 (the "Record Date") are entitled to notice of, and to vote at, the Annual Meeting. At the Record Date, 57,536,613 shares of the Company's Common Stock were issued and outstanding.

        Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to the Secretary of the Company a written notice of revocation or a duly executed proxy bearing a later date or by attending the Annual Meeting and voting in person.

VOTING AND SOLICITATION

        Every shareholder voting in the election of directors may cumulate such shareholder's votes and give one candidate a number of votes equal to the number of directors to be elected multiplied by the number of votes to which such shareholder's shares are entitled (one vote per share of Common Stock), or distribute such votes on the same principle among as many candidates as the shareholder chooses, provided that votes cannot be cast for more than six candidates. However, no shareholder may cumulate votes unless the name of the candidate or candidates for whom such votes would be cast has been placed in nomination prior to the voting and any shareholder has given notice, at the Annual Meeting prior to the voting, of such shareholder's intention to cumulate votes. The six candidates receiving the highest number of votes will be elected. On all other matters, each share of Common Stock has one vote. Except as otherwise required by law or the Company's Articles of Incorporation, the affirmative vote of a majority of shares represented and voting at the Meeting (which shares voting affirmatively must also constitute at least a majority of the required quorum) is required for the approval of such other matters.

        Abstentions are included in the determination of the number of shares present and entitled to vote for purposes of determining the presence of a quorum. Because abstentions with respect to any matter are treated as shares present or represented and entitled to vote for the purposes of determining whether that matter has been approved by the shareholders, abstentions have the same effect as negative votes. Shares represented by "broker non-votes" (i.e., shares held by brokers or nominees that are represented at a meeting but with respect to which the brokers or nominees are not empowered to vote on a particular proposal) will also be counted for purposes of determining the presence of a quorum at the Annual Meeting, but will not be treated as shares present and entitled to vote with respect to that matter

(even though such shares are considered present and entitled to vote for quorum purposes and may be entitled to vote on other matters).

        The cost of this solicitation will be borne by the Company. The Company has retained the services of Corporate Investor Communications, Inc. to assist in distributing proxy materials to brokerage houses, banks, custodians and other nominee holders. The estimated cost of such services is $1,200 plus out-of-pocket expenses. Although there are no formal agreements to do so, the Company may reimburse brokerage houses and other persons representing beneficial owners of shares for their expenses in forwarding proxy materials to such beneficial owners. Proxies may be solicited personally or by telephone or telegram by certain of the Company's directors, officers and regular employees, without additional compensation.

DEADLINE FOR RECEIPT OF SHAREHOLDER PROPOSALS

        Proposals of shareholders of the Company which are intended to be presented by such shareholders at the Company's annual meeting of shareholders to be held in 2001 (the "2001 Annual Meeting") must be received by the Company no later than December 1, 2000 in order that they may be included in the proxy statement and form of proxy relating to that annual meeting. In addition, proxies solicited by management may confer discretionary authority to vote on matters which are not included in the proxy statement but which are raised at the 2001 Annual Meeting, unless the Company receives written notice of such matters on or before February 17, 2001; provided, however, that if the date of the 2001 Annual Meeting is more than 30 days before or after the anniversary date of the 2000 Annual Meeting, the Company must receive written notice of such matters within a reasonable time before the Company begins to print and mail its proxy materials. It is recommended that shareholders submitting proposals direct them to the Secretary of the Company via certified mail, return receipt requested, in order to ensure timely delivery. No such proposals were received with respect to the Annual Meeting scheduled for May 12, 2000.


                       PROPOSAL 1 - ELECTION OF DIRECTORS

NOMINEES

        A board of six directors will be elected at the Annual Meeting. Unless otherwise instructed, proxy holders will vote the proxies received by them for the Company's six nominees named below, all of whom are currently directors of the Company. In the event that any nominee of the Company is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who is designated by the present Board of Directors to fill the vacancy. In the event that additional persons are nominated for election as directors, the proxy holders intend to vote all proxies received by them in such a manner in accordance with cumulative voting as will assure the election of as many of the nominees listed below as possible, and, in such event, the specific nominees to be voted for will be determined by the proxy holders. It is not expected that any nominee will be unable or will decline to serve as a director. The term of office of each person elected as a director will continue until the next annual meeting of shareholders and such time as his successor is duly elected and qualified or until his earlier resignation, removal or death.

        The names of the nominees, and certain information about them, are set forth below:

NAME                             AGE                   POSITION(S) WITH THE COMPANY                DIRECTOR SINCE
----                             ---    --------------------------------------------------------   --------------
Jean-Claude Asscher               71    Chairman of the Board                                      1972
Robert V. Adams                   68    Director                                                   1991
Daniel L. Brenner                 48    Director                                                   1990
Michael L. Margolis               54    Director, Chief Executive Officer and President            1998
Howard Oringer                    57    Director                                                   1992
Jon F. Rager                      60    Director                                                   1981


        Mr. Asscher has been a director of the Company since July 1972 and Chairman of the Board since June 1982. He served as President of the Company from October 1975 to June 1982 and as Vice President from July 1972 to May 1973. He has been the President and principal shareholder of Tekelec-Airtronic, S.A. ("Tekelec-Airtronic"), a French electronics company, since he founded that company in 1961. See "Certain Relationships and Related Transactions" below.

        Mr. Adams has been a director of the Company since December 1991. Since September 1999, Mr. Adams has served as President and Chief Executive Officer of RV Adams Capital Management, a private venture capital investment company. From March 1989 until September 1999, Mr. Adams served as Chief Executive Officer and President of Xerox Technology Ventures, a venture capital company responsible for identifying, developing and managing new business opportunities for Xerox Corporation. Mr. Adams has served as Chairman of the Board of Documentum, Inc. since 1990 and presently also serves as a director of ENCAD, Inc. and Peerless Systems Corp.

        Mr. Brenner has been a director of the Company since May 1990. Mr. Brenner served as Vice President, Law and Regulatory Policy for the National Cable Television Association (NCTA) from June 1992 until August 1999 when he became Senior Vice President, Law and Regulatory Policy.

        Mr. Margolis joined the Company as its Chief Executive Officer and President and as a director in February 1998. From 1977 until February 1998, Mr. Margolis held various officer and management positions with companies within the Ericsson Group, a manufacturer of telecommunications equipment, where he most recently served as Executive Vice President, Global Accounts from March 1997 until joining the Company, and as Executive Vice President and General Manager, Network Systems Division from September 1994 until March 1997.

        Mr. Oringer has been a director of the Company since January 1992. Since November 1994, Mr. Oringer has served as Managing Director of Communications Capital Group, a consulting firm. From January 1994 until July 1994 and from August 1996 until December 1996, Mr. Oringer also served as a consultant to the Company. Mr. Oringer also serves as a member of the Board of Directors of Verilink Corporation, Digital Microwave Corporation and Vertel Corp.

        Mr. Rager became a director of the Company in October 1975, resigned in September 1979 and was re-elected in January 1981. Since 1976, Mr. Rager has been a practicing accountant with, and President of, Rager Bell Doskocil & Meyer CPAs (and its predecessors).

        There is no family relationship between any director or executive officer of the Company and any other director or executive officer of the Company except that Mr. Brenner and the spouse of Ronald W. Buckly, the Company's Vice President and General Counsel, are first cousins.

INFORMATION REGARDING THE BOARD OF DIRECTORS AND ITS COMMITTEES.

        The Board of Directors held a total of 16 meetings during 1999 and acted three times by unanimous written consent. The Board of Directors has an Audit Committee, a Compensation Committee and a Corporate Development Committee. The Company does not have a nominating committee or any committee performing the function thereof. During 1999, each director of the Company attended at least 75% of the aggregate of the total number of meetings of the Board of Directors held and the total number of meetings held by the Board committees on which he served.

        The Audit Committee, which during 1999 was comprised of Messrs. Adams, Brenner, Oringer and Rager (Chairman), met three times during 1999. The Audit Committee recommends the engagement of independent auditors, reviews accounting policies, internal accounting controls and results of audit engagements and generally performs functions related to the financial condition and policies of the Company.

        The Compensation Committee, which during 1999 was comprised of Messrs. Adams (through November 1999), Brenner (Chairman), Oringer and Rager, met nine times during 1999 and acted seven times by unanimous written consent. The Compensation Committee is responsible for administering the Company's stock option plans, including determining the persons to whom options are granted and the terms of such options, and the Company's Employee Stock Purchase Plan. The Compensation Committee also advises and makes recommendations to the Company's Board of Directors regarding the compensation of the Company's executive officers.

        The Corporate Development Committee was formed in June 1999 and during 1999 was comprised of Messrs. Adams, Oringer (Chairman), Rager and Margolis (ex officio). It met twice during 1999. The Corporate Development Committee is responsible for reviewing, evaluating and advising the Board with respect to strategic alternatives and business development opportunities from time to time under consideration by the Company.

COMPENSATION OF DIRECTORS

        The Company currently pays each non-employee director a quarterly retainer of $4,000 (except the Chairman of the Board who is paid $6,500), plus $2,000 for attending in person or telephonically a Board of Directors' meeting in excess of four hours and $1,000 for attending in person or telephonically a Board of Directors' meeting of four hours or less. In addition, each member of the Compensation Committee receives $1,000 per quarter (except the Committee's Chairman who is paid $1,750) and $250 for attending a Compensation Committee meeting in person or telephonically. Each member of the Audit Committee receives $1,500 per quarter (except the Committee's Chairman who is paid $2,500) and $500 for attending an Audit Committee meeting in person or telephonically. The total amount of cash compensation paid to non-employee directors for 1999 was approximately $261,000. The Company also reimburses all directors for reasonable expenses incurred in connection with attending Board and Committee meetings.

        Directors who are not employees of the Company are ineligible to participate in the Company's 1994 Stock Option Plan and Employee Stock Purchase Plan. Under the Company's Non-Employee Director Equity Incentive Plan (the "Director Plan"), each non-employee director elected at the 1999 Annual Meeting received an option to purchase 50,401 shares of the Company's Common Stock. Such options have an exercise price equal to the fair market value of the Common Stock on the date of grant (i.e., $10.88), vest in 12 equal quarterly installments over three years as long as the holder remains a non-employee director of the Company, and terminate upon the earlier of May 14, 2006 or seven months after the director ceases to serve as a non-employee director of the Company.

        In July 1997, the Company granted to each of Messrs. Adams, Asscher, Brenner, Oringer and Rager, all of whom are non-employee directors of the Company, ten-year warrants to purchase 60,000 shares of the Company's Common Stock at an exercise price of $14.08 per share (i.e., the closing sales price of the Company's Common Stock on The Nasdaq Stock Market on the date of grant). Such warrants vest in 12 equal quarterly installments over three years as long as the holder remains a director of the Company.

                            COMMON STOCK OWNERSHIP OF
                      PRINCIPAL SHAREHOLDERS AND MANAGEMENT

        The following table sets forth certain information regarding beneficial ownership of the Company's Common Stock as of March 1, 2000 by (i) each person who is known to own beneficially more than 5% of the outstanding shares of the Company's Common Stock, (ii) each of the Company's directors, (iii) each of the executive officers named in the Summary Compensation Table on page 9 and (iv) all current directors and executive officers of the Company as a group:

NAME OF BENEFICIAL OWNER(1)                              SHARES BENEFICIALLY OWNED          PERCENT OF CLASS
---------------------------                              -------------------------          ----------------
Jean-Claude Asscher                                              12,427,146(2)                     21.9%
Tekelec-Airtronic, S.A.
5, rue Carle Vernet
92315 Sevres Cedex, France
Edouard Givel                                                    10,587,842(3)                     18.6
Natinco, S.A.
8C, avenue de Champel
1206 Geneva, Switzerland
Taunus Corporation                                                4,074,583(4)                      7.5
31 West 52nd Street
New York, New York 10019
Brookside Capital Partners Fund, L.P.                             3,263,686(5)                      5.7
Two Copley Place
Boston, Massachusetts 02111
State of Wisconsin Investment Board                               2,930,000(6)                      5.1
121 East Wilson Street
Madison, Wisconsin 53707
Ronald W. Buckly                                                    162,499(7)                      *
Daniel L. Brenner                                                   141,800(8)                      *
Michael L. Margolis                                                 126,946(9)                      *
Howard Oringer                                                       84,800(10)                     *
Cecil E. Boyd                                                        75,373(11)                     *
Robert V. Adams                                                      64,800(12)                     *
Jon F. Rager                                                         60,738(13)                     *
Lee B. Smith                                                         10,302(14)                     *
Teresa A. Pippin                                                      1,046                         *
All current directors and executive officers                     13,255,618(15)                    23.0
as a group (13 persons)


----------------------
  *   Less than one percent

(1) Such persons have sole voting and investment power with respect to all shares of Common Stock shown as being beneficially owned by them, subject to community property laws, where applicable, and the information contained in the footnotes to this table.

                                               (footnotes continue on next page)

(2) Includes 10,587,842 shares which are owned by Mr. Givel and of which Mr. Asscher may be deemed a beneficial owner (see footnote 3 below), and 125,464 shares owned by Muriel Asscher, Mr. Asscher's wife. Also includes 71,800 shares subject to options or warrants held by Mr. Asscher which are exercisable or become exercisable within 60 days after March 1, 2000.

(3) These shares are held in the name of Natinco, S.A. ("Natinco"), a Luxembourg investment company which holds minority interests in a number of U.S. and Europe-based companies, including a minority interest in Tekelec-Airtronic. Mr. Givel has advised the Company that he owns substantially all of the equity interest in Natinco and holds the shares in the Company for investment only. Mr. Asscher has from time to time acted as an advisor to Mr. Givel with respect to his investment in the Company. Due to Mr. Asscher's role as an advisor, Mr. Asscher may be deemed to share voting and investment power with respect to these shares and therefore to be a beneficial owner thereof within the meaning of Rule 13d-3 of the Securities Exchange Act of 1934. Mr. Asscher has advised the Company that he has no beneficial or financial interest in Natinco and that he disclaims beneficial ownership of these shares.

(4) Based on a Schedule 13G dated February 11, 2000 filed by Taunus Corporation wherein Taunus Corporation reported sole voting power as to 3,771,333 of such shares and sole dispositive power as to all of such 4,074,583 shares.

(5) Based on a Schedule 13G dated February 10, 2000 filed by Brookside Capital Partners Fund, L.P. ("Brookside") wherein Brookside reported sole voting and sole dispositive power as to 2,136,900 shares and as to 1,126,786 shares issuable upon conversion of $20,000,000 in principal amount of the Company's 3.25% convertible subordinated discount notes due 2004.

(6) Based on a Schedule 13G dated February 10, 2000 filed by State of Wisconsin Investment Board ("SOWIB") wherein SOWIB reported sole voting and sole dispositive power as to all such shares.

(7) Includes 148,790 shares subject to options or warrants held by Mr. Buckly which are exercisable or become exercisable within 60 days after March 1, 2000.

(8) Includes 121,800 shares subject to options or warrants held by Mr. Brenner which are exercisable or become exercisable within 60 days after March 1, 2000.

(9) Includes 92,637 shares subject to options held by Mr. Margolis which are exercisable or become exercisable within 60 days after March 1, 2000. Also includes 24,000 restricted shares awarded to Mr. Margolis in connection with the commencement of his employment with Tekelec, of which 18,000 shares were unvested at March 1, 2000. See "Employment Agreements and Termination of Employment and Change in Control Arrangements" below.

(10) Includes 71,800 shares subject to options or warrants held by Mr. Oringer which are exercisable or become exercisable within 60 days after March 1, 2000.

(11) Includes 75,373 shares subject to options held by Mr. Boyd which are exercisable or become exercisable within 60 days after March 1, 2000.

(12) Includes 61,800 shares subject to options or warrants held by Mr. Adams which are exercisable or become exercisable within 60 days after March 1, 2000.

(13) Includes 9,200 shares subject to options or warrants held by Mr. Rager which are exercisable or become exercisable within 60 days after March 1, 2000. Also includes 4,200 shares owned by Mr. Rager's son.

(14) Consists of 10,302 shares subject to options held by Mr. Smith which are exercisable or become exercisable within 60 days after March 1, 2000.

(15) Includes 680,209 shares subject to options and/or warrants held by all current directors and executive officers as a group which are exercisable or become exercisable within 60 days after March 1, 2000.


                               EXECUTIVE OFFICERS

         The executive officers of the Company, and certain information about them, are as follows:

NAME                           AGE        TITLE
----                           ---        -----
Michael L. Margolis            54         Chief Executive Officer and President

Cecil E. Boyd                  50         Senior Vice President and General Manager,  Network Systems Division

Danny L. Parker                41         Vice President and General Manager,  Network Diagnostics Division

Gary Crockett                  47         Chief Executive Officer and President, IEX Corporation,
                                          and Chief  Technical Officer

Ronald W. Buckly               48         Vice President and General Counsel

David Frankie                  54         Vice President, Operations and Quality

Teresa A. Pippin               43         Vice President, Human Resources

Lee B. Smith                   42         Vice President, Strategy and Business Development

        Officers are appointed by and serve at the discretion of the Board of Directors. For information concerning Mr. Margolis, see "Election of Directors - Nominees" above.

        Mr. Boyd joined Tekelec as General Manager, Intelligent Network Diagnostics Division in September 1996. He served as Vice President and General Manager, Intelligent Network Diagnostics Division from November 1997 until February 1999, as Vice President and General Manager, Network Switching Division from February 1999 until January 2000 and as Senior Vice President and General Manager, Network Switching Division from January 2000 until February 2000 when he assumed his present position as Senior Vice President and General Manager, Network Systems Division. From 1974 until joining Tekelec, Mr. Boyd was employed by Northern Telecom, where he most recently served as Vice President, Service Operations, North America from July 1994 until September 1996.

        Mr. Parker joined Tekelec as Senior Director, Customer Service for the Network Switching Division in November 1994. He served as Assistant Vice President, Customer Service for the Network Switching Division from April 1998 until May 1998, as Assistant Vice President, Marketing for the Network Switching Division from May 1998 until February 1999 and as Vice President and General Manager, Intelligent Network Diagnostics Division from February 1999 until February 2000 when he assumed his present position as Vice President and General Manager, Network Diagnostics Division.

        Mr. Crockett continued to serve as Chief Executive Officer and President of IEX Corporation following Tekelec's acquisition of IEX in May 1999 and assumed the additional position of Chief Technical Officer of Tekelec in February 2000. Mr. Crockett joined IEX as Chief Executive Officer and President in 1988.

        Mr. Buckly joined the Company as Vice President and General Counsel in April 1998 and has served as its Corporate Secretary since 1987. From March 1996 until joining the Company, Mr. Buckly was a partner in the international law firm of Bryan Cave LLP and from 1986 until March 1996, he was a partner in the international law firm of Coudert Brothers. Since April 1998, Mr. Buckly has served as of counsel to Bryan Cave LLP.

        Mr. Frankie joined the Company as Vice President, Operations in December 1996, became Vice President, Operations and Quality in March 1997 and became an executive officer of the Company in November 1997 in his capacity as Vice President, Operations and Quality. From April 1991 until December 1996, Mr. Frankie was employed as Program Manager by the Thomas Group, a management consulting firm.

        Ms. Pippin joined the Company as Vice President, Human Resources in February 1999. From September 1994 until joining the Company, Ms. Pippin held various human resource positions with Ericsson Inc. where she most recently served as its Vice President, Human Resources and Operational Development.

        Mr. Smith joined the Company as Director and Program Manager, Special Projects in March 1988, and commencing in March 1989 he held various non-officer sales and marketing positions until his appointment as Vice President, Strategy and Business Development in May 1998. In February 1999, Mr. Smith became an executive officer of the Company in his capacity as Vice President, Strategy and Business Development.

                  EXECUTIVE COMPENSATION AND OTHER INFORMATION

SUMMARY COMPENSATION TABLE

        The following table sets forth certain information for the three years ended December 31, 1999 concerning compensation paid or accrued by the Company and its subsidiaries to or on behalf of the Company's Chief Executive Officer, and each of the Company's other four most highly compensated executive officers for the year ended December 31, 1999:

                                                                                          LONG-TERM COMPENSATION
                                                    ANNUAL COMPENSATION                           AWARDS
                                          ------------------------------------------     --------------------------
                                                                           OTHER                          SECURITIES
                                                                           ANNUAL         RESTRICTED      UNDERLYING    ALL OTHER
      NAME AND                            SALARY            BONUS       COMPENSATION     STOCK AWARDS       OPTIONS    COMPENSATION
PRINCIPAL POSITION(S)          YEAR       ($)(1)            ($)(2)         ($)(3)            ($)              (#)         ($)(4)
---------------------          ----       ------            -----       ------------     ------------     ----------   ------------
Michael L. Margolis(5)         1999      $300,000          $ 75,000      $      0         $      0          121,000      $  5,886
Chief Executive Officer        1998       258,462           105,000       105,063(6)       606,564(7)       370,000         3,574
and President

Ronald W. Buckly(8)            1999       204,808(9)         35,000             0                0           72,160         5,686
Vice President and             1998       144,615            50,000             0                0          180,000         3,500
General Counsel

Cecil E. Boyd                  1999       199,692            35,000             0                0          102,020         5,681
Senior Vice President and      1998       185,923            23,200             0                0           36,000         5,618
General Manager, Network       1997       159,538            80,000             0                0           20,400         4,660
Systems Division

Teresa A. Pippin(10)           1999       178,462            50,000             0                0          197,360         5,206
Vice President, Human
Resources

Lee B. Smith(11)               1999       206,000(12)        21,971             0                0           59,320         5,364
Vice President, Strategy
and Business Development

----------------------
(1) Includes amounts, if any, deferred at the election of the named officer under the Company's 401(k) Plan.

(2) Amounts shown for 1999 for each of the named officers, other than Ms. Pippin, were paid as discretionary bonuses. In connection with the commencement of her employment with the Company, the Company guaranteed Ms. Pippin a minimum bonus of $50,000 for 1999. Amounts shown for 1998 and 1997 were paid under the Company's Officer Bonus Plan and based on Company performance.

(3) As permitted under the rules of the Securities and Exchange Commission, no amounts are shown with respect to any perquisites paid to a named officer unless the aggregate amount of such perquisites exceeds the lesser of (i) $50,000 or (ii) 10% of the total annual salary and bonus of a named officer.

(4) The amounts shown in this column include (i) Company matching contributions allocated under the Company's 401(k) Plan to the accounts of the named officers who elected to participate in the 401(k) Plan and (ii) the dollar value of premiums paid by the Company for group term life insurance for the benefit of the named officers. Amounts contributed by the Company to the accounts of the named officers under the 401(k) Plan for 1999 were: Mr. Margolis - $5,000; Mr. Buckly - $5,000; Mr. Boyd - $5,000; Ms. Pippin - $4,577; and Mr. Smith - $4,815. Amounts paid by the Company during 1999 as insurance premiums for the benefit of the named officers were: Mr. Margolis - $886; Mr. Buckly - $686; Mr. Boyd - $681; Ms. Pippin - $629; and Mr. Smith - $549.

(5)   Mr. Margolis joined the Company in February 1998.

(6) Represents aggregate amount paid as reimbursement for certain relocation, temporary housing and moving expenses (including $27,109 paid as reimbursement for related income taxes).

(7) Represents the value as of the date on which Mr. Margolis commenced his employment with the Company of 30,000 restricted shares of the Company's Common Stock awarded to Mr. Margolis in connection with the commencement of his employment. Such shares vest in five equal annual installments commencing in February 1999 provided that Mr. Margolis is an employee of the Company on the vesting dates. As of December 31, 1999, 24,000 of such restricted shares were unvested and had an aggregate value of $540,000 based upon the closing sales price per share of the Company's Common Stock on The Nasdaq Stock Market on such date. The Company has not paid any dividends on its Common Stock and does not anticipate paying any such dividends at any time in the foreseeable future.

(8)   Mr. Buckly joined the Company in April 1998.

(9)   Includes $4,808 paid in lieu of accrued vacation.

(10)  Ms. Pippin joined the Company in February 1999.

(11)  Mr. Smith became an executive officer of the Company in February 1999.

(12)  Includes $46,154 paid in lieu of accrued vacation.

OPTION GRANTS IN 1999

        The following table sets forth certain information concerning stock option grants in 1999 to the executive officers named in the Summary Compensation Table:

                                                       INDIVIDUAL GRANTS(1)
                                -----------------------------------------------------------------
                                 NUMBER OF          % OF TOTAL
                                 SECURITIES          OPTIONS
                                 UNDERLYING         GRANTED TO        EXERCISE                          GRANT DATE
                                  OPTIONS           EMPLOYEES           PRICE          EXPIRATION         PRESENT
  NAME                          GRANTED(#)          IN 1999(2)      ($/SHARE)(3)          DATE           VALUE(4)
  ----                          -----------      ----------------   ------------     -------------      -----------
Michael L. Margolis               89,100                1.85%           $14.94           2/5/2009         $548,350
                                  32,000                0.67              7.09          3/24/2009          139,946

Ronald W. Buckly                  52,800                1.10             14.94           2/5/2009          322,868
                                  19,360                0.40              7.09          3/24/2009           84,667

Cecil E. Boyd                     54,100                1.13             14.94           2/5/2009          324,797
                                  10,420                0.22              7.09          3/24/2009           45,570
                                  37,500                0.78             16.88         12/13/2009          277,749

Teresa A. Pippin                 180,000                3.75             15.00           2/4/2009        1,079,981
                                  17,360                0.36              7.09          3/24/2009           75,920

Lee B. Smith                      30,600                0.64             14.94           2/5/2009          186,560
                                   3,720                0.08              7.09          3/24/2009           16,269
                                  25,000                0.52             16.88         12/13/2009          185,166

----------------------
(1) The options in this table were granted under the 1994 Plan, vest and become exercisable over periods ranging from one year to five years and were granted for terms of ten years subject to earlier termination under certain circumstances relating to termination of employment.

(2) In 1999, the Company granted options to employees to purchase an aggregate of 4,803,350 shares.

(3) The exercise price per share of all such options was not less than 100% of the reported closing sales price of the Company's Common Stock on The Nasdaq Stock Market on the date of grant.

(4) The Grant Date Present Value is equal to the grant date option value calculated using a modified Black-Scholes American Options Pricing Model (the "Black-Scholes Model"), adjusted to reflect the risk that the options may be forfeited prior to exercise. Black-Scholes Model input assumptions included: (a) an expected time to exercise of five years for officers; (b) an interest rate equal to the interest rate on U.S. government debt instruments with maturities approximately equal to the options' expected time to exercise; (c) volatility equal to the standard deviation of the Company's Common Stock, calculated using daily closing stock prices for the period from January 1995 to December 1999; and (d) an expected dividend yield of 0%. The risk of forfeiture was calculated by applying the annualized weighted-average occurrence of cancellation of the Company's options prior to exercise for the period during 1995-1999 (10.43%) compounded over the expected years to exercise of five years for officers. There can be no assurance that the value realized by an optionee will be at or near the value estimated by the Black-Scholes Model.

AGGREGATED OPTION EXERCISES IN 1999 AND OPTION VALUES AT DECEMBER 31, 1999

        The following table sets forth certain information concerning stock option exercises during 1999 and unexercised options held as of December 31, 1999 by the executive officers named in the Summary Compensation Table:

                                                             NUMBER OF SECURITIES                  VALUE OF
                             SHARES                         UNDERLYING UNEXERCISED         UNEXERCISED IN-THE-MONEY
                            ACQUIRED                          OPTIONS AT 12/31/99         OPTIONS AT 12/31/99($)(2)
                               ON            VALUE      ------------------------------   -------------------------------
     NAME                  EXERCISE(#)  REALIZED($)(1)  EXERCISABLE      UNEXERCISABLE   EXERCISABLE       UNEXERCISABLE
     ----                  -----------  --------------  -----------      -------------   -----------       -------------
Michael L. Margolis           8,000     $   18,250         176,050          337,050      $  925,324        $  1,637,288

Ronald W. Buckly                  0              0         131,820          179,340         849,885             569,459

Cecil E. Boyd                     0              0          67,715          169,585       1,095,558           1,660,442

Teresa A. Pippin                  0              0          17,360          180,000         267,452           1,350,000

Lee B. Smith                 26,640        340,472          15,950           87,850         184,848             758,514

----------------------

(1) Represents the difference between the closing sales price of the Company's Common Stock on the option exercise date as reported on The Nasdaq Stock Market and the exercise price of such options.

(2) Represents the difference between the closing sales price of the Company's Common Stock on December 31, 1999 as reported on The Nasdaq Stock Market (i.e., $22.50) and the exercise price of such options.



EMPLOYMENT AGREEMENTS AND TERMINATION OF EMPLOYMENT AND CHANGE-IN-CONTROL ARRANGEMENTS

         Under the Company's officer severance plan (the "Severance Plan"), certain executive officers of the Company who have been designated by the Board of Directors as eligible officers under the Severance Plan are entitled to receive certain severance benefits following termination of employment, if such termination is non-temporary, involuntary and without cause. In addition, if there is a "change in control" of the Company, an eligible officer will receive benefits under the Severance Plan if such officer terminates his or her employment with the Company either for any reason within one year following the change in control or for "good reason" (which includes the assignment to the officer of duties significantly inconsistent with his or her prior position or a reduction in his or her compensation or benefits) within two years following such change in control. In addition to the other benefits that an executive officer may be entitled to receive upon termination of his or her employment in connection with or following a change in control, an officer's stock options will vest to the extent then unvested and will be exercisable for one year following the termination of such officer's employment with the Company or a surviving corporation, as the case may be, if, in connection with a change in control (or within two years thereafter with respect to (ii) and (iii) below), such officer (i) is not offered employment by the surviving corporation on terms and conditions generally no less favorable to such officer than the terms and conditions of his or her employment with the Company in effect immediately prior to the change in control; (ii) is terminated without cause by the Company or the surviving corporation; or (iii) terminates for good reason his or her employment with the Company or the surviving corporation.

         The following officers have been designated by the Board of Directors as eligible officers for purposes of the Severance Plan: Messrs. Margolis, Boyd, Buckly, Frankie, Parker and Smith and Ms. Pippin. Each eligible officer is entitled to severance pay based on his or her highest annual compensation (i.e., base salary plus bonus), the number of years employed by the Company and the highest office attained prior to termination. Based on such factors, the amounts that would be payable under the Severance Plan to Messrs. Margolis, Buckly, Boyd and Smith and Ms. Pippin if their employment were terminated as of April 1, 2000 under circumstances entitling them to severance benefits under the Severance Plan would be $378,000, $206,250, $220,000, $166,478 and $200,625, respectively.
Severance benefits also include continuation, at the Company's expense, of health care insurance and term life insurance for a period of 18 months following termination of employment.

         In connection with the commencement of Mr. Margolis' employment with the Company in February 1998, the Company awarded him 30,000 restricted shares of the Company's Common Stock (the "Restricted Shares") and granted to him stock options to purchase 370,000 shares of Common Stock. The Restricted Shares vest in five equal annual installments commencing in February 1999 and the stock options vest over five years provided that Mr. Margolis is an employee of the Company on the vesting dates. In the event Mr. Margolis' employment with the Company terminates under circumstances entitling him to benefits under the Severance Plan, then all unvested installments of the Restricted Shares and the stock options will vest in full upon such termination.

         In connection with the continuation of Mr. Crockett's employment with IEX Corporation following the Company's acquisition of IEX in May 1999, Mr. Crockett entered into an employment agreement with IEX pursuant to which IEX agreed to pay him an annual base salary of $250,000 and Tekelec granted him stock options to purchase 200,000 shares of Common Stock. The options vest over five years provided that Mr. Crockett is an employee of the Company on the vesting dates. Mr. Crockett's employment agreement terminates on December 31, 2001.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         During 1999, the Compensation Committee consisted of Messrs. Adams (through November 1999), Brenner, Oringer and Rager, all of whom are non-employee directors. No member of the Compensation Committee is or was a current or former officer or an employee of the Company or any of its subsidiaries other than Mr. Rager who served as the Company's Treasurer from October 1975 to June 1985 and as its Secretary from October 1975 to December 1985.


                  BOARD OF DIRECTORS AND COMPENSATION COMMITTEE
                        REPORTS ON EXECUTIVE COMPENSATION

         The Board of Directors and the Compensation Committee of the Board of Directors share responsibility for determining and administering the compensation program for the Company's executive officers. The Company's executive compensation program consists of both cash-based and stock-based compensation. The Board of Directors is responsible for determining the annual base salaries of the Company's executive officers and approving the terms of the officer bonus plan, in each case taking into consideration recommendations of the Compensation Committee, and approving the award of any discretionary bonuses. The Board has delegated to the Compensation Committee the responsibility of recommending to the Board for its approval the salaries and bonus plan for the Company's executive officers and administering the Company's stock option plans pursuant to which stock options are granted to the Company's employees.

         The reports on executive compensation by the Board of Directors and the Compensation Committee and the Performance Graph on page 16 shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

BOARD OF DIRECTORS REPORT ON EXECUTIVE COMPENSATION

         The principal objectives of the Company's executive compensation program are to attract, motivate and retain qualified, experienced individuals to serve as officers of the Company and to provide incentives to attain the financial and strategic objectives of the Company. The Company's executive compensation program consists of three basic components -- base salaries, cash bonuses and stock options.

         Based on recommendations of the Compensation Committee, the Board of Directors annually sets and approves the base salaries of all executive officers. Due primarily to the Company's 1998 financial results, the Board did not increase the annual base salaries of the Company's executive officers for 1999 except in individual circumstances where an officer was promoted and assumed additional responsibilities.

         The Board believes that a significant portion of each officer's annual compensation should be related to the Company's financial performance. Accordingly, under the terms of the 1999 Officer Bonus Plan recommended by the Compensation Committee and approved by the Board, each executive officer of the Company was eligible to receive a cash bonus equal to a percentage of his annual base salary if the Company achieved certain pre-established financial performance goals. Bonuses under such Plan would only be paid if the Company's operating income met or exceeded a threshold 100% of the operating income goal set forth in the Company's business plan. Based on the Company's 1999 financial results, no bonuses were earned by the Company's executive officers under the 1999 Officer Bonus Plan. In recognition, however, of the Company's achievement of certain corporate and strategic objectives during 1999, the Board approved the payment of discretionary bonuses to certain of the Company's executive officers ranging from 12.5% to 25% of an officer's base salary (i.e., amounts ranging from $20,000 to $75,000).

         The Board was also responsible for determining the annual compensation of Mr. Margolis. Consistent with its decision not to raise the base salaries of other executive officers for 1999, the Board did not increase Mr. Margolis' base salary for 1999. Under the terms of the 1999 Officer Bonus Plan, Mr. Margolis was eligible to receive a cash bonus equal to a percentage (up to a maximum of 100%) of his annual base salary payable if the Company met or exceeded the operating income goal set forth in the Company's business plan. Based on the Company's 1999 financial results, Mr. Margolis did not earn a bonus under the Company's 1999 Officer Bonus Plan. For services rendered to the Company in 1999, Mr. Margolis' cash compensation consisted of base salary in the amount of $300,000 and a discretionary bonus of $75,000. Although Mr. Margolis is a member of the Board of Directors, he did not participate in any discussions or decisions of the Board or the Compensation Committee regarding the setting of his salary or the award of any bonus or the grant of any stock options to him.

         Under Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), a publicly held corporation such as the Company will generally not be allowed a federal income tax deduction for otherwise deductible compensation paid to the executive officers named in the Summary

Compensation Table to the extent that compensation paid to a particular officer is not performance-based and exceeds $1 million in any fiscal year. Qualifying performance-based compensation (including compensation attributable to the exercise of stock options) will not be subject to the deductibility limitation if certain conditions are met. The Company's general policy is to preserve the federal income tax deductibility of compensation paid to its executive officers. Accordingly, the Company has generally taken appropriate actions, to the extent reasonable, to preserve the deductibility of the compensation paid to its executive officers. There may be limited circumstances, however, where an executive officer's compensation may exceed the amount that is deductible.

                                                   BOARD OF DIRECTORS

                                                   Jean-Claude Asscher, Chairman
                                                   Robert V. Adams
                                                   Daniel L. Brenner
                                                   Michael L. Margolis
                                                   Howard Oringer
                                                   Jon F. Rager


COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

         The Compensation Committee is responsible for recommending to the Board for its approval the base salaries and the officer bonus plan for the Company's executive officers and for administering the Company's employee stock option plans. The Compensation Committee annually reviews each executive officer's base salary and establishes the financial performance goals for the officer bonus plan. In making its recommendations for annual base salaries and the officer bonus plan, the Compensation Committee considers base salary and bonus information for comparable companies and the telecommunications and electronics industries in general that is available from compensation surveys and various other sources. The Committee also takes into account each officer's position, responsibilities, experience, contributions and individual performance and considers the Company's financial results and condition as well as the Company's growth in revenues and earnings. Due to the highly competitive nature of the telecommunications and electronics industries, the Committee believes that compensation packages above the competitive median are necessary and appropriate to attract and retain qualified executive officers.

         Options to purchase the Company's Common Stock are a key component of the Company's executive compensation program. The Compensation Committee views the grant of stock options as a valuable incentive to attract and retain key employees and to motivate them to maximize shareholder value. The Compensation Committee reviews and considers recommendations by the Company's Chief Executive Officer with regard to the grant of stock options to executive officers (other than the Chief Executive Officer) and other key employees whose contributions and skills are important to the long-term success of the Company.

         Each officer typically receives a stock option grant upon first joining the Company and thereafter is eligible periodically to receive additional stock options. In determining the size and other terms of an option grant to an executive officer, the Compensation Committee considers a number of factors, including such officer's position and responsibilities, promotions, individual performance, salary, previous stock option grants (if any) and length of service to the Company. The exercise price of options is not less than the market price of the Company's Common Stock on the date of grant. New hire stock options and annual performance stock options generally vest in equal quarterly installments over periods ranging from four to five years, as long as the optionee remains an employee of the Company and, therefore, encourage an optionee to remain an employee of the Company. Other options typically vest in quarterly installments over periods ranging from one year to four years as determined by the Compensation Committee in its discretion.

         In 1999, options to purchase an aggregate of 918,880 shares of Common Stock were granted to all executive officers as a group and represented 21.2% of all options granted in 1999. Option grants to executive officers in 1999 included options to purchase an aggregate of 380,000 shares granted to two officers upon joining the Company; options to purchase an aggregate of 319,600 shares granted to officers as annual performance grants; options to purchase an aggregate of 26,900 shares granted to certain officers in recognition of the Company's achievement of certain financial and corporate objectives in 1998; and options to purchase an aggregate of 192,380 shares granted to officers as special incentive grants. Information concerning options granted during 1999 to the executive officers named in the Summary Compensation Table is provided in the table entitled "Executive Compensation and Other Information - Option Grants in 1999."

                                                    COMPENSATION COMMITTEE

                                                    Daniel L. Brenner, Chairman
                                                    Howard Oringer
                                                    Jon F. Rager



                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         The following are certain transactions entered into between the Company and its officers, directors and principal shareholders and their affiliates since January 1, 1999:

         The Company sells products to Tekelec-Airtronic and its wholly owned subsidiaries which serve as distributors of the Company's products in Europe. During 1999, the aggregate sales of the Company's products to Tekelec-Airtronic and its subsidiaries were approximately $3,319,000. As of December 31, 1999, Tekelec-Airtronic and its subsidiaries owed the Company approximately $1,847,000 for purchases of the Company's products, of which approximately $1,571,000 was owed as of March 1, 2000.


                COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

         Section 16 of the Securities Exchange Act of 1934, as amended, requires the Company's directors and officers, and persons who own more than 10% of the Company's Common Stock to file initial reports of ownership and reports of changes in ownership with the SEC and The Nasdaq Stock Market. Such persons are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms that they file.

         Based solely on the Company's review of the copies of such forms furnished to it and written representations from the Company's executive officers and directors, the Company believes that all Section 16(a) filing requirements were met during and with respect to 1999.

                                PERFORMANCE GRAPH

         The following graph compares the cumulative total return on the Company's Common Stock with the cumulative total return of the Total Return Index for The Nasdaq Stock Market (U.S. Companies) and the Nasdaq Computer Manufacturers Index for the five-year period commencing January 1, 1995. The stock price performance shown on the graph below is not necessarily indicative of future price performance.

                COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN*
          AMONG TEKELEC, TOTAL RETURN INDEX FOR THE NASDAQ STOCK MARKET
            (U.S. COMPANIES) AND NASDAQ COMPUTER MANUFACTURERS INDEX












---------------------------------------------------------------------------------------------------------------------
                                       12/31/94     12/31/95     12/31/96      12/31/97     12/31/98      12/31/99
---------------------------------------------------------------------------------------------------------------------
Tekelec                                     100          64            96          371           403          548
---------------------------------------------------------------------------------------------------------------------
The Nasdaq Stock Market (U.S.)              100         130           161          197           278          490
---------------------------------------------------------------------------------------------------------------------
Nasdaq Computer Mfrs.                       100         110           173          280           608        1,278
---------------------------------------------------------------------------------------------------------------------




----------------------

* Assumes (i) $100 invested on January 1, 1995 in Tekelec Common Stock, Total Return Index for The Nasdaq Stock Market (U.S. Companies) and Nasdaq Computer Manufacturers Index and (ii) immediate reinvestment of all dividends.

                       PROPOSAL 2 - APPROVAL OF AMENDMENT
                            TO 1994 STOCK OPTION PLAN

         In 1994, the Board of Directors of the Company adopted and the shareholders of the Company approved the 1994 Stock Option Plan (the "1994 Plan") under which 3,200,000 shares of Common Stock were initially authorized for issuance pursuant to the exercise of stock options granted thereunder. The 1994 Plan was amended in 1995, 1996, 1997, 1998 and 1999 to increase the number of shares authorized for issuance thereunder by an aggregate of 15,800,000 shares.

         The Board of Directors recognizes that equity incentives such as stock options are critical factors in attracting, retaining and motivating qualified employees and provide such employees with a meaningful opportunity to more closely align their interests with those of the Company's shareholders. In March 2000, the Board of Directors amended the 1994 Plan, subject to shareholder approval, to increase the number of shares authorized for issuance thereunder by 2,800,000 shares (i.e., approximately 4.9% of the outstanding shares of the Company's Common Stock as of March 15, 2000). The Board of Directors approved such increase in order to ensure the availability of sufficient shares of the Company's Common Stock for option grants to new employees of the Company, annual performance stock option grants in the first quarter of 2001 and periodic incentive option grants to the Company's employees. If the proposed 2,800,000-share increase is approved by the shareholders, the Board of Directors believes that the shares available for option grant should be sufficient to meet the Company's presently anticipated stock option grant needs under the 1994 Plan at least until the Company's Annual Meeting of Shareholders in 2001.

         In March 2000, the Board of Directors also amended the 1994 Plan to prohibit the amendment or adjustment of the exercise price of any options previously granted to an optionee under the 1994 Plan, whether through amendment, cancellation, replacement grant or other means.

         As of March 15, 2000, 5,350,070 shares had been issued upon the exercise of options granted under the 1994 Plan, 11,425,186 shares were subject to outstanding options, and there were 2,224,744 shares (not including the 2,800,000-share increase subject to shareholder approval) remaining available for option grants under the 1994 Plan. If the amendment to increase the number of shares by 2,800,000 is approved, then a total of 21,800,000 shares will have been authorized for issuance under the 1994 Plan since its inception.

         AT THE ANNUAL MEETING, THE SHAREHOLDERS WILL BE REQUESTED TO CONSIDER AND APPROVE THE AMENDMENT TO THE 1994 PLAN INCREASING THE NUMBER OF SHARES AUTHORIZED FOR ISSUANCE THEREUNDER BY 2,800,000 SHARES. THE AFFIRMATIVE VOTE OF A MAJORITY OF THE SHARES OF THE COMPANY'S COMMON STOCK PRESENT OR REPRESENTED AND ENTITLED TO VOTE AT THE ANNUAL MEETING WILL BE REQUIRED TO APPROVE THE AMENDMENT TO THE 1994 PLAN. THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR APPROVAL OF THE AMENDMENT.

NEW PLAN BENEFITS

         Grants under the 1994 Plan are made at the discretion of the Compensation Committee to whom the Board of Directors has delegated the administration of the 1994 Plan. Because future optionees, the number of shares subject to option grants and exercise prices have not yet been determined, future grants under the 1994 Plan are not yet determinable.

SUMMARY OF 1994 PLAN

         A summary of the principal provisions of the 1994 Plan is set forth below and is qualified in its entirety by reference to the 1994 Plan. A copy of the 1994 Plan is available from the Company's Secretary upon request.

PURPOSE

         The purposes of the 1994 Plan are to (i) attract and retain the services of selected key employees who the Company believes are in a position to make a material contribution to the successful operation of the Company's business; (ii) motivate such persons, by means of performance-related incentives, to achieve the Company's business goals; and (iii) enable such persons to participate in the long-term growth and financial success of the Company by providing them with an opportunity to purchase stock of the Company.

ADMINISTRATION

         The 1994 Plan is required to be administered by a committee designated by the Board of Directors and comprised of not less than two disinterested non-employee Board members. The 1994 Plan is currently administered by the Compensation Committee of the Board, which is comprised of three disinterested non-employee directors. The interpretation and construction of any provision of the 1994 Plan is within the sole discretion of the members of the Compensation Committee, whose determination is final and binding.

ELIGIBILITY

         The 1994 Plan provides that nonstatutory stock options and incentive stock options may be granted only to employees (including officers and directors who are also employees) of the Company. As administrator of the 1994 Plan, the Compensation Committee selects the optionees and determines the type of option (i.e., incentive or nonstatutory) and the number of shares to be subject to each option. In making such determination, there is taken into account a number of factors, including the employee's position and responsibilities, individual job performance, salary, previous stock option grants (if any), length of service to the Company, and other relevant factors. As of March 15, 2000, approximately 850 persons were eligible to receive options under the 1994 Plan, all of whom were holding options under such Plan.

TERMS OF OPTIONS

         Options granted under the 1994 Plan may be either "incentive stock options" as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or nonstatutory stock options. Each option is evidenced by a written stock option agreement between the Company and the optionee and is subject to the following additional terms and conditions:

        (a) Number of Shares: The aggregate fair market value (determined as of the grant date) of the stock for which an employee may be granted incentive stock options that first become exercisable during any one calendar year under all the Company's plans may not exceed $100,000. In addition, the maximum number of shares which may be awarded as options under the 1994 Plan during any calendar year to any one optionee may not exceed 800,000 shares.

        (b) Exercise of the Option: The optionee must earn the right to exercise the option by continuing to work for the Company. Options granted under the 1994 Plan will become exercisable at such times and in such cumulative installments as the Compensation Committee determines subject to earlier termination of the option upon termination of the optionee's employment for any reason. Options are typically exercisable in cumulative installments (e.g., equal quarterly installments) over periods ranging up to five years. An option is exercised by giving to the Company written notice of exercise specifying the number of shares of Common Stock as to which the option is being exercised and by tendering payment to the Company of the purchase price. The form of payment for shares to be issued upon the exercise of an option is determined by the Compensation Committee and may consist of cash, check, previously owned shares of Common Stock, a combination thereof or such other consideration as is determined by the Compensation Committee.

        (c) Exercise Price: The exercise price per share for the shares to be issued pursuant to the exercise of an option is determined by the Committee and may not be less than 100% of the fair market value of the Common Stock on the grant date. The fair market value of the Common Stock on the date of an option grant will be equal to the closing sales price of the Common Stock on The Nasdaq Stock Market as reported in The Wall Street Journal on the date of the option grant. The Committee does not have the authority to amend or adjust the exercise price of any options previously granted to an optionee under the 1994 Plan. On March 15, 2000, the closing sales price of the Company's Common Stock on The Nasdaq Stock Market was $48.95 per share.

        (d) Termination of Employment: If an optionee's employment with the Company is terminated for any reason, other than death or total and permanent disability, the option may be exercised within three months after such termination as to all or part of the shares as to which the optionee was entitled to exercise the option at the time of termination.

        (e) Death or Disability: If an optionee should die or become permanently and totally disabled while employed by the Company, his or her options may be exercised at any time within six months after such death or disability, but only to the extent the optionee was entitled to exercise the options at the date of his or her termination of employment due to such death or disability.

        (f) Expiration of Options: Options may not have a term greater than ten years from the grant date. No option may be exercised after its expiration.

        (g) Nontransferability of Option: An option is nontransferable by the optionee, other than by will or the laws of descent and distribution or transfers between spouses incident to a divorce, and is exercisable only by the optionee during his or her lifetime or, in the event of the death of the optionee, by the estate of the optionee or by a person who acquires the right to exercise the option by bequest or inheritance.

        (h) Other Provisions: The option agreement may contain such other terms, provisions and conditions not inconsistent with the 1994 Plan as may be determined by the Compensation Committee.

ADJUSTMENT UPON CHANGES IN CAPITALIZATION OR CONTROL

         In the event that a change, such as a stock split or stock dividend, is made in the Company's capitalization which affects the stock for which options are exercisable under the 1994 Plan, appropriate adjustment will be made in the exercise price of and the number of shares covered by outstanding options and in the number of shares available for issuance under the 1994 Plan. In general, unless the terms of an option expressly provide otherwise, in the event of a dissolution or liquidation of the Company, a sale of substantially all of the assets of the Company, or the merger, consolidation or reorganization of the Company with or into another corporation as a result of which the Company is not the surviving corporation, outstanding options will be assumed by the successor corporation or the Board of Directors will declare that any option will terminate as of a date fixed by the Board which is at least 30 days after notice thereof is given to optionees and permit each optionee to exercise all or a portion of the shares covered by such option, including shares as to which the option would not otherwise be exercisable.

AMENDMENT AND TERMINATION

         The Compensation Committee may amend or terminate the 1994 Plan at any time or from time to time without the approval of the Company's shareholders; provided, however, that approval of the holders of voting shares represented and entitled to vote at a valid meeting of shareholders is required for any amendment to the 1994 Plan which would: (a) materially increase the number of shares which may be issued thereunder other than in connection with an adjustment upon changes in capitalization; (b) materially change the designation of the class of employees eligible to participate; (c) remove the administration of the 1994 Plan from the Board of Directors or its committee; (d) extend the term of the 1994 Plan beyond its initial ten-year term; (e) materially increase the benefits to participants under the 1994 Plan; or (f) materially modify the requirements as to eligibility for participation. In any event, the 1994 Plan will terminate on the tenth anniversary of its adoption by the Board of Directors (i.e., April 3, 2004), provided that any options then outstanding will remain outstanding until they expire by their terms.

TAX INFORMATION

         The federal tax consequences of options are complex and subject to change. The following discussion is only a brief summary of the general federal income tax rules currently in effect which are applicable to stock options. A taxpayer's particular situation may be such that some variation of the general rules may apply. This summary does not cover the state, local or foreign tax consequences of the grant or exercise of options under the 1994 Plan or the disposition of shares acquired upon exercise of such options or federal estate tax or state estate, inheritance or death taxes.

         INCENTIVE STOCK OPTIONS

         If an option granted under the 1994 Plan is treated as an "incentive stock option" as defined in Section 422 of the Code, the optionee will not recognize any income for regular income tax purposes upon either the grant or the exercise of the option, and the Company will not be allowed a deduction for federal tax purposes. As discussed below, the tax treatment to the optionee and the Company upon an optionee's sale of the shares will depend primarily upon whether the optionee has met certain holding period requirements at the time of sale. In addition, the exercise of an incentive stock option may subject the optionee to alternative minimum tax liability in the year of exercise.

         If an optionee exercises an incentive stock option and does not dispose of the shares received within the period ending on the later of (i) two years from the date of the grant of such option or (ii) one year after the exercise of the option, any gain realized upon disposition of the shares will be characterized as long-term capital gain subject to a maximum federal income tax rate of 20%. The amount of gain realized on the disposition of the shares will be equal to the difference between the amount realized on the disposition and the optionee's tax basis in the shares. If the optionee does not dispose of the shares within the holding period specified above, the Company will not be entitled to a federal income tax deduction at any time. If the optionee disposes of the shares either within two years from the date the option is granted or within one year after the exercise of the option, such disposition will be treated as a "disqualifying disposition" for federal income tax purposes and an amount equal to the difference between (i) the lesser of the fair market value of the shares on the date of exercise and the amount realized on the disposition, and (ii) the exercise price will be taxed as ordinary income subject to a maximum marginal federal income tax rate of 39.6% in the taxable year in which the disposition occurs. The excess, if any, of the amount realized over the fair market value of the shares at the time of the exercise of the option will be treated as short-term or long-term capital gain, as the case may be. An optionee will be generally considered to have disposed of shares if he or she sells, exchanges, makes a gift of or transfers legal title to such shares (except by pledge, in certain non-taxable exchanges, in an insolvency proceeding, incident to a divorce, or upon death). The exercise of an incentive stock option may subject an optionee to alternative minimum tax liability in the year of exercise because the excess of the fair market value of the shares at the time an incentive stock option is exercised over the exercise price is an adjustment in determining an optionee's alternative minimum taxable income for such year. Consequently, an optionee may be obligated to pay alternative minimum tax in the year he or she exercises an incentive stock option. If a disqualifying disposition occurs in the same year as an option is exercised, the amount of ordinary income resulting from such disposition would generally offset any adjustment to alternative minimum taxable income for the year of exercise. In the case of a disqualifying disposition which occurs after the year of exercise, an individual would be required to recognize alternative minimum taxable income in the year of exercise and ordinary income in the year of such disqualifying disposition in an amount determined under the rules described above. Optionees are urged to consult their tax advisors concerning the applicability of the alternative minimum tax to their own circumstances.

         In general, there will be no federal income tax consequences to the Company upon the grant, exercise or termination of an incentive stock option. However, in the event an optionee sells or disposes of stock received upon the exercise of an incentive stock option prior to satisfying the two-year and one-year holding periods described above, the Company will be entitled to a deduction for federal income tax purposes in the year of such disposition in an amount equal to the ordinary income, if any, recognized by the optionee upon disposition of the shares, provided the Company has satisfied its reporting obligations under the Code.

         NONSTATUTORY STOCK OPTIONS

         Nonstatutory stock options granted under the 1994 Plan do not qualify as "incentive stock options" and, accordingly, do not qualify for any special tax benefits to the optionee. An optionee will not recognize any income at the time he or she is granted nonstatutory stock options because such options are not actively traded on an established market and will have no readily ascertainable fair market value at the time of grant. However, upon the exercise of a nonstatutory stock option, the optionee will generally recognize ordinary income for federal income tax purposes measured by the excess of the then fair market value of the shares over the exercise price. The income realized by the optionee will be treated as compensation income subject to income tax withholding by the Company out of the other compensation paid to the optionee. If such earnings are insufficient to pay the withholding tax, the optionee will be required to make a direct payment to the Company to cover the withholding tax liability.

         Upon a sale of any shares acquired pursuant to the exercise of a nonstatutory stock option, the difference between the sale price and the optionee's tax basis in the shares will be treated as a long-term or short-term capital gain or loss, as the case may be, depending on the optionee's holding period for the shares without "tacking on" any holding period for the option. The optionee's tax basis for determination of such gain or loss will ordinarily be the sum of (i) the amount paid for such shares (i.e., the exercise price), plus (ii) any ordinary income recognized as a result of the exercise of such option. If the optionee has held the shares for more than one year at the time of sale, the capital gain will be subject to a maximum federal income tax rate of 20%. If the holding period for the shares is shorter, the maximum marginal federal income tax rate will be 39.6%. In general, there will be no federal tax consequences to the Company upon the grant or termination of a nonstatutory stock option or the sale or disposition of the shares acquired upon exercise of a nonstatutory stock option. However, upon the exercise of a nonstatutory stock option, the Company will be entitled to a deduction to the extent and in the year that ordinary income from the exercise of the option must be recognized by the optionee, provided that the Company has satisfied its obligations under the Code and Income Tax Regulations relating to the reporting of the transaction to the Internal Revenue Service and the optionee.


                    PROPOSAL 3 - RATIFICATION OF APPOINTMENT
                           OF INDEPENDENT ACCOUNTANTS

         The Board of Directors has appointed PricewaterhouseCoopers LLP, independent accountants, to audit the Company's consolidated financial statements for the year ending December 31, 2000, and recommends that shareholders vote for ratification of such appointment. In the event of a negative vote on such ratification, the Board of Directors will reconsider its selection. A representative of PricewaterhouseCoopers LLP is expected to be present at the Annual Meeting, will have an opportunity to make a statement if he or she desires to do so and is expected to be available to respond to appropriate questions.


                                  OTHER MATTERS

         The Company currently knows of no matters to be submitted at the Annual Meeting other than those described herein. If any other matters properly come before the Annual Meeting, it is the intention of the persons named on the enclosed proxy card to vote the shares they represent as the Board of Directors may recommend.

                                              BY ORDER OF THE BOARD OF DIRECTORS



                                              Ronald W. Buckly
                                              Secretary

Calabasas, California
April 1, 2000

                                     TEKELEC

                             1994 STOCK OPTION PLAN


1.      ESTABLISHMENT AND PURPOSES OF THE PLAN.

        Tekelec hereby establishes this 1994 Stock Option Plan to promote the interests of the Company and its stockholders by (i) helping to attract and retain the services of selected key employees of the Company who are in a position to make a material contribution to the successful operation of the Company's business, (ii) motivating such persons, by means of performance-related incentives, to achieve the Company's business goals and
(iii) enabling such persons to participate in the long-term growth and financial success of the Company by providing them with an opportunity to purchase stock of the Company.

2.      DEFINITIONS.

        The following definitions shall apply throughout the Plan:

        a. "AFFILIATE" shall mean any entity that directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, the Company.

        b. "BOARD OF DIRECTORS" shall mean the Board of Directors of the Company.

        c. "CODE" shall mean the Internal Revenue Code of 1986, as amended. References in the Plan to any section of the Code shall be deemed to include any amendment or successor provisions to such section and any regulations issued under such section.

        d. "COMMON STOCK" shall mean the common stock, without par value, of the Company.

        e. "COMPANY" shall mean Tekelec, a California corporation and any "subsidiary" corporation, whether now or hereafter existing, as defined in Sections 424(f) and (g) of the Code.

        f. "COMMITTEE" shall mean the committee of the Board of Directors appointed in accordance with Section 4(a) of the Plan or, if no such committee shall be appointed or in office, the Board of Directors.

        g. "CONTINUOUS EMPLOYMENT" shall mean the absence of any interruption or termination of employment by the Company. Continuous Employment shall not be considered interrupted in the case of sick leave, military leave or any other leave of absence approved by the Committee or in the case of transfers between locations of the Company.

        h. "DISINTERESTED PERSON" shall mean an administrator of the Plan who during the one year prior to service as an administrator of the Plan, has not been granted or awarded, and during such service, is not granted or awarded stock options or stock appreciation rights pursuant to the Plan or any other plan of the Company or any of its Affiliates entitling the participants therein to acquire stock, stock options or stock appreciation rights of the Company or any Affiliates, except for any plan under which the award of stock, stock options or stock appreciation rights is not subject to the discretion of any person or persons.

        i. "EMPLOYEE" shall mean any employee of the Company, including officers and directors who are also employees.

        j. "FAIR MARKET VALUE" shall mean, with respect to Shares, the fair market value per Share on the date an option is granted and, so long as the Shares are quoted on the National Association of Securities Dealers Automated Quotations ("NASDAQ") System, the Fair Market Value per Share shall be the closing price on the NASDAQ National Market System as of the date of grant of the Option, as reported in The Wall Street Journal or, if there are no sales on such date, on the immediately preceding day on which there were reported sales.

        k. "INCENTIVE STOCK OPTION" shall mean an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

        l. "NON-STATUTORY STOCK OPTION" shall mean an Option which is not an Incentive Stock Option.

        m. "OPTION" shall mean a stock option to purchase Common Stock granted to an Optionee pursuant to the Plan.

        n. "OPTION AGREEMENT" means a written agreement substantially in one of the forms attached hereto as Exhibit A, or such other form or forms as the Committee (subject to the terms and conditions of the Plan) may from time to time approve, evidencing and reflecting the terms of an Option.

        o. "OPTIONED STOCK" shall mean the Common Stock subject to an Option granted pursuant to the Plan.

        p. "OPTIONEE" shall mean any Employee who is granted an Option.

        q. "PLAN" shall mean this Tekelec 1994 Stock Option Plan.

        r. "SHARES" shall mean shares of the Common Stock or any shares into which such Shares may be converted in accordance with Section 10 of the Plan.

3.      SHARES RESERVED.

        The maximum aggregate number of Shares reserved for issuance pursuant to the Plan shall be Three Million Two Hundred Thousand (3,200,000) Shares* or the number of shares of

------------------------

* Such number of shares has been adjusted to reflect the Company's two-for-one stock splits effective on each of March 17, 1995, August 8, 1997 and June 19, 1998.

stock to which such Shares shall be adjusted as provided in Section 10 of the Plan. Such number of Shares may be set aside out of authorized but unissued Shares not reserved for any other purpose, or out of issued Shares acquired for and held in the treasury of the Company from time to time.

        Shares subject to, but not sold or issued under, any Option terminating, expiring or canceled for any reason prior to its exercise in full, shall again become available for Options thereafter granted under the Plan, and the same shall not be deemed an increase in the number of Shares reserved for issuance under the Plan.

4.      ADMINISTRATION OF THE PLAN.

        a. The Plan shall be administered by a Committee designated by the Board of Directors to administer the Plan and comprised of not less than two directors, each of whom is a Disinterested Person. In addition, each director designated by the Board of Directors to administer the Plan shall be an "outside director" as defined in the Treasury regulations issued pursuant to Section 162(m) of the Code. Members of the Committee shall serve for such period of time as the Board of Directors may determine or until their resignation, retirement, removal or death, if sooner. From time to time the Board of Directors may increase the size of the Committee and appoint additional members thereto, remove members (with or without cause) and appoint new members in substitution therefor or fill vacancies however caused.

        b. Subject to the provisions of the Plan, the Committee shall have the authority, in its discretion: (i) to grant Incentive Stock Options, in accordance with Section 422 of the Code, or Non-Statutory Stock Options; (ii) to determine, upon review of relevant information, the Fair Market Value per Share;
(iii) to determine the exercise price of the Options to be granted to Employees in accordance with Section 6(c) of the Plan; (iv) to determine the Employees to whom, and the time or times at which, Options shall be granted, and the number of Shares subject to each Option; (v) to prescribe, amend and rescind rules and regulations relating to the Plan subject to the limitations set forth in Section 12 of the Plan; (vi) to determine the terms and provisions of each Option granted to Optionees under the Plan and each Option Agreement (which need not be identical with the terms of other Options and Option Agreements) and, with the consent of the Optionee, to modify or amend an outstanding Option or Option Agreement; (vii) to accelerate the exercise date of any Option; (viii) to determine whether any Optionee will be required to execute a stock repurchase agreement or other agreement as a condition to the exercise of an Option, and to determine the terms and provisions of any such agreement (which need not be identical with the terms of any other such agreement) and, with the consent of the Optionee, to amend any such agreement; (ix) to interpret the Plan or any agreement entered into with respect to the grant or exercise of Options, to determine the eligibility of an Employee for benefits hereunder and the amount thereof; (x) to authorize any person to execute on behalf of the Company any instrument required to effectuate the grant of an Option previously granted or to take such other actions as may be necessary or appropriate with respect to the Company's rights pursuant to Options or agreements relating to the grant or exercise thereof; and (xi) to make such other determinations and establish such other procedures as it deems necessary or advisable for the administration of the Plan.

        c. All decisions, determinations and interpretations of the Committee shall be final and binding on all Optionees and any other holders of any Options granted under the Plan.

        d. The Committee shall keep minutes of its meetings and of the actions taken by it without a meeting. A majority of the Committee shall constitute a quorum, and the actions of a majority at a meeting, including a telephone meeting, at which a quorum is present, or acts approved in writing by a majority of the members of the Committee without a meeting, shall constitute acts of the Committee.

        e. The Company shall pay all original issue and transfer taxes with respect to the grant of Options and/or the issue and transfer of Shares pursuant to the exercise thereof, and all other fees and expenses necessarily incurred by the Company in connection therewith; provided, however, that the person exercising an Option shall be responsible for all payroll, withholding, income and other taxes incurred by such person on the date of exercise of an Option or transfer of Shares.

5.      ELIGIBILITY.

        Options may be granted under the Plan only to Employees. An Employee who has been granted an Option may, if he or she is otherwise eligible, be granted additional Options.

6.      TERMS AND CONDITIONS OF OPTIONS.

        Options granted pursuant to the Plan by the Committee shall be either Incentive Stock Options or Non-Statutory Stock Options and shall be evidenced by an Option Agreement providing, in addition to such other terms as the Committee may deem advisable, the following terms and conditions:

        a. Time of Granting Options. The date of grant of an Option shall for all purposes, be the date on which the Committee makes the determination granting such Option. Notice of the determination shall be given to each Optionee within a reasonable time after the date of such grant.

        b. Number of Shares. Each Option Agreement shall state the number of Shares to which it pertains and whether such Option is intended to constitute an Incentive Stock Option or a Non-Statutory Stock Option. The maximum number of Shares which may be awarded as Options under the Plan during any calendar year to any Optionee is Eight Hundred Thousand (800,000) Shares*. If an Option held by an Employee of the Company is canceled, the canceled Option shall continue to be counted against the maximum number of Shares for which Options may be granted to such Employee and any replacement Option granted to such Employee shall also count against such limit.

------------------------

* Such number of shares has been adjusted to reflect the Company's two-for-one stock splits effective on each of March 17, 1995, August 8, 1997 and June 19, 1998.

        c. Exercise Price. The exercise price per Share for the Shares to be issued pursuant to the exercise of an Option, shall be such price as is determined by the Committee; provided, however, such price shall in no event be less than one-hundred percent (100%) with respect to Non-Statutory Stock Options, and one hundred percent (100%) with respect to Incentive Stock Options, of the Fair Market Value per Share on the date of grant.

           In the case of an Incentive Stock Option granted to an Employee who, at the time the Incentive Stock Option is granted, owns or is deemed to own (by reason of the attribution rules applicable under Section 424(d) of the Code) stock possessing more than ten percent (10%) of the combined voting power of all classes of stock of the Company, the exercise price per Share shall be no less than one-hundred-ten percent (110%) of the Fair Market Value per Share on the date of grant.

        d. Medium and Time of Payment. The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Committee and may consist entirely of cash, check or Shares having a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised, or any combination of such methods of payment, or such other consideration and method of payment permitted under any laws to which the Company is subject which is approved by the Committee; provided, however, that the Optionee shall be required to pay in cash an amount necessary to satisfy the Company's withholding obligations. In the case of an Incentive Stock Option, such provision shall be determined on the date of the grant.

               If the consideration for the exercise of an Option is the surrender of previously acquired and owned Shares, the Optionee will be required to make representations and warranties satisfactory to the Company regarding his or her title to the Shares used to effect the purchase, including without limitation representations and warranties that the Optionee has good and marketable title to such Shares free and clear of any and all liens, encumbrances, charges, equities, claims, security interests, options or restrictions, and has full power to deliver such Shares without obtaining the consent or approval of any person or governmental authority other than those which have already given consent or approval in a manner satisfactory to the Company. The value of the Shares used to effect the purchase shall be the Fair Market Value of such Shares on the date of exercise as determined by the Committee in its sole discretion, exercised in good faith.

        e. Term of Options. The term of an Incentive Stock Option may be up to ten (10) years from the date of grant thereof; provided, however, that the term of an Incentive Stock Option granted to an Employee who, at the time the Incentive Stock Option is granted, owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company, shall be five (5) years from the date of grant thereof or such shorter term as may be provided in the Option.

           The term of a Non-Statutory Stock Option may be up to ten (10) years from the date such Employee first becomes vested in any portion of an Option award.

           The term of any Option may be less than the maximum term provided for herein as specified by the Committee upon grant of the Option and as set forth therein.

        f. Maximum Amount of Incentive Stock Options. To the extent that the aggregate Fair Market Value (determined at the time an Incentive Stock Option is granted) of the Shares with respect to which Incentive Stock Options are exercisable for the first time by an Optionee during any calendar year under all incentive stock option plans of the Company exceeds One Hundred Thousand Dollars ($100,000), the Options in excess of such limit shall be treated as Non-Statutory Stock Options.

7.      EXERCISE OF OPTION.

        a. In General. Any Option granted hereunder to an Employee shall be exercisable at such times and under such conditions as may be determined by the Committee and as shall be permissible under the terms of the Plan, including any performance criteria with respect to the Company and/or the Optionee as may be determined by the Committee.

               An Option may be exercised in accordance with the provisions of the Plan as to all or any portion of the Shares then exercisable under an Option from time to time during the term of the Option. However, an Option may not be exercised for a fraction of a Share.

        b. Procedure. An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company at its principal business office in accordance with the terms of the Option Agreement by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company, accompanied by any other agreements required by the terms of the Plan and/or Option Agreement or as required by the Committee and payment by the Optionee of all payroll, withholding or income taxes incurred in connection with such Option exercise (or arrangements for the collection or payment of such tax satisfactory to the Committee are made). Full payment may consist of such consideration and method of payment allowable under Section 6(d) of the Plan.

        c. Decrease in Available Shares. Exercise of an Option in any manner shall result in a decrease in the number of Shares which thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

        d. Exercise of Stockholder Rights. Until the Option is properly exercised in accordance with the terms of this section, no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Optioned Stock. No adjustment shall be made for a dividend or other right for which the record date is prior to the date the Option is exercised, except as provided in Section 10 of the Plan.

        e. Termination of Eligibility. If an Optionee ceases to serve as an Employee for any reason other than death or permanent and total disability (within the meaning of Section 22(e)(3) of the Code) and thereby terminates his or her Continuous Status as an Employee he or she may, but only within three (3) months following the date he or she ceases his or her Continuous Status as an Employee (subject to any earlier termination of the Option as provided by its terms), exercise his or her Option to the extent that he or she was entitled to exercise it at the date of such termination. To the extent that he or she was not entitled to exercise the Option at the date of such termination, or if he or she does not exercise such Option (which he or she was entitled to exercise) within the time specified herein, the Option shall terminate. Notwithstanding anything to the contrary herein, the Committee may at any time and from time to time prior to the termination of a Non-Statutory Stock Option, with the consent of the Optionee, extend the period of time during which the Optionee may exercise his or her Non-Statutory Stock Option following the date he or she ceases his or her Continuous Status as an Employee; provided, however, that the maximum period of time during which a Non-Statutory Stock Option shall be exercisable following the date on which an Optionee terminates his or her Continuous Status as an Employee shall not exceed an aggregate of six (6) months, that the Non-Statutory Stock Option shall not be, or as a result of such extension become, exercisable after the expiration of the term of such Option as set forth in the Option Agreement and, notwithstanding any extension of time during which the Non-Statutory Stock Option may be exercised, that such Option, unless otherwise amended by the Committee, shall only be exercisable to the extent the Optionee was entitled to exercise it on the date he or she ceased his or her Continuous Status as an Employee.

        f. Death or Disability Of Optionee. If an Optionee's Continuous Status as an Employee ceases due to death or permanent and total disability (within the meaning of Section 22(e)(3) of the Code) of the Optionee, the Option may be exercised within six (6) months (or such other period of time not exceeding one
(1) year as is determined by the Committee at the time of granting the Option) following the date of death or termination of employment due to permanent or total disability (subject to any earlier termination of the Option as provided by its terms), by the Optionee in the case of permanent or total disability, or in the case of death by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but in any case (unless otherwise determined by the Committee at the time of granting the Option) only to the extent the Optionee was entitled to exercise the Option at the date of his or her termination of employment by death or permanent and total disability. To the extent that he or she was not entitled to exercise such Option at the date of his or her termination of employment by death or permanent and total disability, or if he or she does not exercise such Option (which he or she was entitled to exercise) within the time specified herein, the Option shall terminate.

        g. Expiration of Option. Notwithstanding any provision in the Plan, including but not limited to the provisions set forth in Sections 7(e) and 7(f), an Option may not be exercised, under any circumstances, after the expiration of its term.

        h. Conditions on Exercise and Issuance. As soon as practicable after any proper exercise of an Option in accordance with the provisions of the Plan, the Company shall deliver to the Optionee at the principal executive office of the Company or such other place as shall be mutually agreed upon between the Company and the Optionee, a certificate or certificates representing the Shares for which the Option shall have been exercised. The time of issuance and delivery of the certificate or certificates representing the Shares for which the Option shall have been exercised may be postponed by the Company for such period as may be required by the Company, with reasonable diligence, to comply with any law or regulation applicable to the issuance or delivery of such Shares.

           Options granted under the Plan are conditioned upon the Company obtaining any required permit or order from appropriate governmental agencies, authorizing the Company to issue such Options and Shares issuable upon exercise thereof. Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, applicable state law, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the Shares may then be listed, and may be further subject to the approval of counsel for the Company with respect to such compliance.

        i. Withholding or Deduction for Taxes. The grant of Options hereunder and the issuance of Shares pursuant to the exercise thereof is conditioned upon the Company's reservation of the right to withhold, in accordance with any applicable law, from any compensation or other amounts payable to the Optionee any taxes required to be withheld under Federal, state or local law as a result of the grant or exercise of such Option or the sale of the Shares issued upon exercise thereof. To the extent that compensation and other amounts, if any, payable to the Optionee are insufficient to pay any taxes required to be so withheld, the Company may, in its sole discretion, require the Optionee, as a condition of the exercise of an Option, to pay in cash to the Company an amount sufficient to cover such tax liability or otherwise to make adequate provision for the delivery to the Company of cash necessary to satisfy the Company's withholding obligations under Federal and state law.

8.      NONTRANSFERABILITY OF OPTIONS.

        Options granted under the Plan may not be sold, pledged, assigned, hypothecated, gifted, transferred or disposed of in any manner, either voluntarily or involuntarily by operation of law, other than by will or by the laws of descent or distribution or transfers between spouses incident to a divorce.

9.      HOLDING PERIOD.

        In the case of officers and directors of the Company, at least six (6) months must elapse from the date of grant of the Option to the date of disposition of the underlying Shares.

10.     ADJUSTMENT UPON CHANGE IN CORPORATE STRUCTURE.

        a. Subject to any required action by the stockholders of the Company, the number of Shares covered by each outstanding Option, and the number of Shares which have been authorized for issuance under the Plan but as to which no Options have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option, as well as the exercise or purchase price per Share covered by each such outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued Shares resulting from a stock split or combination or the payment of a stock dividend (but only on the Common

Stock) or any other increase or decrease in the number of issued Shares effected without receipt of consideration by the Company (other than stock awards to Employees); provided, however, that the conversion of any convertible securities of the Company shall not be deemed to have been effected without the receipt of consideration. Such adjustment shall be made by the Committee, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Shares subject to the Plan or an Option.

        b. In the event of the proposed dissolution or liquidation of the Company, or in the event of a proposed sale of all or substantially all of the assets of the Company (other than in the ordinary course of business), or the merger or consolidation of the Company with or into another corporation, as a result of which the Company is not the surviving and controlling corporation, the Board of Directors shall (i) make provision for the assumption of all outstanding options by the successor corporation or (ii) declare that any Option shall terminate as of a date fixed by the Board of Directors which is at least thirty (30) days after the notice thereof to the Optionee and shall give each Optionee the right to exercise his or her Option as to all or any part of the Optioned Stock, including Shares as to which the Option would not otherwise be exercisable provided such exercise does not violate Section 7(e) of the Plan.

        c. No fractional shares of Common Stock shall be issuable on account of any action aforesaid, and the aggregate number of shares into which Shares then covered by the Option, when changed as the result of such action, shall be reduced to the largest number of whole shares resulting from such action, unless the Board of Directors, in its sole discretion, shall determine to issue scrip certificates in respect to any fractional shares, which scrip certificates, in such event shall be in a form and have such terms and conditions as the Board of Directors in its discretion shall prescribe.

11.     STOCKHOLDER APPROVAL.

        Effectiveness of the Plan shall be subject to approval by the stockholders of the Company within twelve (12) months before or after the date the Plan is adopted; provided, however, that Options may be granted pursuant to the Plan subject to subsequent approval of the Plan by such stockholders. Stockholder approval shall be obtained by the affirmative votes of the holders of a majority of voting Shares present or represented and entitled to vote at a meeting of stockholders duly held in accordance with the laws of the state of California.

12.     AMENDMENT AND TERMINATION OF THE PLAN.

        a. Amendment and Termination. The Committee may amend or terminate the Plan from time to time in such respects as the Committee may deem advisable and shall make any amendments which may be required so that Options intended to be Incentive Stock Options shall at all times continue to be Incentive Stock Options for the purpose of Section 422 of the Code; provided, however, that without approval of the holders of a majority of the voting Shares represented or present and entitled to vote at a valid meeting of stockholders, no such revision or amendment shall (i) materially increase the benefits accruing to participants under the Plan; (ii) materially increase the number of Shares which may be issued under the Plan, other than in connection with an adjustment under Section 10 of the Plan; (iii) materially modify the requirements as to eligibility for participation in the Plan; (iv) materially change the designation of the class of Employees eligible to be granted Options; (v) remove the administration of the Plan from the Board of Directors or its Committee; or (vi) extend the term of the Plan beyond the maximum term set forth in Section 15 hereunder.

        b. Effect of Amendment or Termination. Except as otherwise provided in
Section 10 of the Plan, any amendment or termination of the Plan shall not affect Options already granted and such Options shall remain in full force and effect as if the Plan had not been amended or terminated, unless mutually agreed otherwise between the Optionee and the Company, which agreement must be in writing and signed by the Optionee and the Company. Notwithstanding anything to the contrary herein, this 1994 Stock Option Plan shall not adversely affect, unless mutually agreed in writing by the Company and an Optionee, the terms and provisions of any Option granted prior to the date the Plan was approved by stockholders as provided in Section 11 of the Plan.

13.     INDEMNIFICATION.

        No member of the Committee or of the Board of Directors shall be liable for any act or action taken, whether of commission or omission, except in circumstances involving willful misconduct, or for any act or action taken, whether of commission or omission, by any other member or by any officer, agent, or Employee. In addition to such other rights of indemnification they may have as members of the Board of Directors, or as members of the Committee, the Committee shall be indemnified by the Company against reasonable expenses, including attorneys' fees actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken, by commission or omission, in connection with the Plan or any Option taken thereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such Committee member is liable for willful misconduct in the performance of his or her duties; provided that within sixty
(60) days after institution of any such action, suit or proceeding, a Committee member shall in writing offer the Company the opportunity, at its own expense, to handle and defend the same.

14.     GENERAL PROVISIONS.

        a. Other Plans. Nothing contained in the Plan shall prohibit the Company from establishing additional incentive compensation arrangements.

        b. No Enlargement of Rights. Neither the Plan, nor the granting of Shares, nor any other action taken pursuant to the Plan shall constitute or be evidence of any agreement or understanding, express or implied, that the Company will retain an Employee for any period of time, or at any particular rate of compensation. Nothing in the Plan shall be deemed to limit or affect the right of the Company or any such corporations to discharge any Employee thereof at any time for any reason or no reason.

               No Employee shall have any right to or interest in Options authorized hereunder prior to the grant thereof to such eligible person, and upon such grant he or she shall have only such rights and interests as are expressly provided herein and in the related Option Agreement, subject, however, to all applicable provisions of the Company's Certificate of Incorporation, as the same may be amended from time to time.

        c. Notice. Any notice to be given to the Company pursuant to the provisions of the Plan shall be addressed to the Company in care of its Secretary (or such other person as the Company may designate from time to time) at its principal office, and any notice to be given to an Optionee whom an Option is granted hereunder shall be delivered personally or addressed to him or her at the address given beneath his or her signature on his or her Stock Option Agreement, or at such other address as such Optionee or his or her transferee (upon the transfer of the Optioned Stock) may hereafter designate in writing to the Company. Any such notice shall be deemed duly given when enclosed in a properly sealed envelope or wrapper addressed as aforesaid, registered or certified, and deposited, postage and registry or certification fee prepaid, in a post office or branch post office regularly maintained by the United States Postal Service. It shall be the obligation of each Optionee holding Shares purchased upon exercise of an Option to provide the Secretary of the Company, by letter mailed as provided hereinabove, with written notice of his or her direct mailing address.

        d. Applicable Law. To the extent that Federal laws do not otherwise control, the Plan shall be governed by and construed in accordance with the laws of the state of California, without regard to the conflict of laws rules thereof.

        e. Incentive Stock Options. The Company shall not be liable to an Optionee or other person if it is determined for any reason by the Internal Revenue Service or any court having jurisdiction that any Incentive Stock Options are not incentive stock options as defined in Section 422 of the Code.

        f. Information to Optionees. The Company shall provide without charge to each Optionee copies of such annual and periodic reports as are provided by the Company to its stockholders generally.

        g. Availability of Plan. A copy of the Plan shall be delivered to the Secretary of the Company and shall be shown by him or her to any eligible person making reasonable inquiry concerning it.

        h. Severability. In the event that any provision of the Plan is found to be invalid or otherwise unenforceable under any applicable law, such invalidity or unenforceability shall not be construed as rendering any other provisions contained herein as invalid or unenforceable, and all such other provisions shall be given full force and effect to the same extent as though the invalid or unenforceable provision was not contained herein.

15.     EFFECTIVE DATE AND TERM OF PLAN.

        The Plan shall become effective upon stockholder approval as provided in
Section 11 of the Plan. The Plan shall continue in effect for a term of ten (10) years unless sooner terminated under Section 12 of the Plan.

                                   EXHIBIT A-1


                                     TEKELEC
                             1994 STOCK OPTION PLAN
                        INCENTIVE STOCK OPTION AGREEMENT


        Tekelec, a California corporation (the "Company"), hereby enters into this agreement (the "Option Agreement") with ______________________________ (the "Optionee") on this _____ day of _______________, __________, whereby the
Company grants to the Optionee the right and option to purchase an aggregate of __________ shares of Common Stock (the "Shares") of the Company. This Option is in all respects subject to the terms, definitions and provisions of the Tekelec 1994 Stock Option Plan (the "Plan") adopted by the Company and incorporated herein by reference. The terms defined in the Plan shall have the same meanings herein.

        1. NATURE OF THE OPTION. This Option is intended by the Company and the Optionee to qualify as an Incentive Stock Option, as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

        2. EXERCISE PRICE. The exercise price is $ __________ per Share, which price is not less than one hundred percent (100%) of the Fair Market Value thereof on the date of the grant.

        3. METHOD OF PAYMENT. The consideration to be paid for the Shares to be issued upon the exercise of this Option may consist entirely of cash, check, Shares already owned by the Optionee which have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which this Option is exercised, or any combination of such methods of payment, subject to the provisions of Section 6(d) of the Plan; provided, however, that the Optionee shall be required to pay in cash an amount necessary to satisfy the Company's withholding obligations.

        4. EXERCISE OF OPTION. This Option shall be exercisable during its term only in accordance with the terms and provisions of the Plan and this Option as follows:

               (a) This Option shall vest and be exercisable cumulatively in ____________________ ( ) equal quarterly installments commencing [e.g., with the first installment vesting on ________________ and one additional installment vesting on the last day of each calendar quarter thereafter, as long as the Optionee continues to serve as an Employee]. An Optionee who has been in continuous employment with the Company since the grant of this Option may exercise the exercisable portion of his or her Option in whole or in part at any time during his or her employment. However, an Option may not be exercised for a fraction of a Share. In the event of the Optionee's termination of employment with the Company or disability or death, the provisions of Sections 6 or 7 below shall apply to the right of the Optionee to exercise the Option.

               (b) This Option shall be exercisable by written notice which shall state the election to exercise this Option, the number of Shares with respect to which this Option is being exercised and such other representations and agreements as may be required by the Company hereunder or pursuant to the provisions of the Plan. Such written notice shall be signed by the Optionee and shall be delivered in person or by certified mail to the Secretary of the Company or such other person as may be designated by the Company. The written notice shall be accompanied by payment of the purchase price and an executed Notice of Exercise of Stock Option in the form attached hereto. The certificate or certificates for the Shares as to which this Option is exercised shall be registered in the name of the Optionee.

               (c) No rights of a stockholder shall exist with respect to the Shares under this Option as a result of the mere grant of this Option or the exercise of this Option. Such rights shall exist only after issuance of a stock certificate in accordance with Section 7(h) of the Plan.

        5. RESTRICTIONS ON EXERCISE. This Option may not be exercised until such time as the Plan has been approved by the stockholders of the Company as set forth in Section 11 of the Plan, or if the issuance of Shares upon Optionee's exercise or the method of payment of consideration for such Shares would constitute a violation of any applicable Federal or state securities law or other applicable law or regulation. As a condition to the exercise of the Option, the Company may take such steps as in its judgment are reasonably required to prevent any such violation and may require the Optionee to make any representations, warranties or acknowledgments to the Company as may be required by any applicable law or regulation.

        6. TERMINATION OF EMPLOYMENT. If the Optionee ceases to serve as an Employee for any reason other than death or permanent and total disability (within the meaning of Section 22(e)(3) of the Code) and thereby terminates his or her Continuous Status as an Employee, the Optionee shall have the right to exercise this Option at any time within three (3) months after the date of such termination to the extent that the Optionee was entitled to exercise this Option at the date of such termination. To the extent that the Optionee was not entitled to exercise this Option at the date of termination, or to the extent this Option is not exercised within the time specified herein, this Option shall terminate. Notwithstanding the foregoing, this Option shall not be exercisable after the expiration of the term set forth in Section 8 hereof.

        7. DEATH OR DISABILITY. If the Optionee ceases to serve as an Employee due to death or permanent and total disability (within the meaning of Section 22(e)(3) of the Code), this Option may be exercised at any time within six (6) months after the date of death or termination of employment due to disability, in the case of death, by the Optionee's estate or by a person who acquired the right to exercise this Option by bequest or inheritance, or, in the case of disability, by the Optionee, but in any case only to the extent the Optionee was entitled to exercise this Option at the date of such termination. To the extent that the Optionee was not entitled to exercise this Option at the date of termination, or to the extent this Option is not exercised within the time specified herein, this Option shall terminate. Notwithstanding the foregoing, this Option shall not be exercisable after the expiration of the terms set forth in Section 8 hereof.

        8. TERM OF OPTION. This Option may not be exercised more than ________ ( ) years from the date of the grant of this Option and may be exercised during such term only in accordance with the Plan and the terms of this Option Agreement. Notwithstanding any provision in the Plan with respect to the post-employment exercise of this Option, this Option may not be exercised after the expiration of its term.

        9. WITHHOLDING UPON EXERCISE OF OPTION. The Company reserves the right to withhold, in accordance with any applicable laws, from any consideration payable to Optionee any taxes required to be withheld by Federal, state or local law as a result of the grant or exercise of this Option or the sale or other disposition of the Shares issued upon exercise of this Option. If the amount of any consideration payable to the Optionee is insufficient to pay such taxes or if no consideration is payable to the Optionee, upon the request of the Company, the Optionee shall pay to the Company in cash an amount sufficient for the Company to satisfy any Federal, state or local tax withholding requirements it may incur, as a result of the grant or exercise of this Option or the sale or other disposition of the Shares issued upon the exercise of this Option.

        10. NONTRANSFERABILITY OF OPTION. This Option may not be sold, pledged, assigned, hypothecated, gifted, transferred or disposed of in any manner either voluntarily or involuntarily by operation of law or otherwise, other than by will or by the laws of descent or distribution or transfer between spouses incident to a divorce. Subject to the foregoing and the terms of the Plan, the terms of this Option shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

        11. NO RIGHT OF EMPLOYMENT. Neither this Plan nor any Option granted hereunder shall confer upon any Optionee any right to continue in the employment of the Company or limit in any respect the right of the Company to discharge the Optionee at any time, with or without cause and with or without notice.

               12.    MISCELLANEOUS.

               (a) Successors and Assigns. This Option Agreement shall bind and inure only to the benefit of the parties to this Option Agreement (the "Parties") and their respective successors and assigns.

               (b) No Third-Party Beneficiaries. Nothing in this Option Agreement is intended to confer any rights or remedies on any persons other than the Parties and their respective successors or assigns. Nothing in this Option Agreement is intended to relieve or discharge the obligation or liability of third persons to any Party. No provision of this Option Agreement shall give any third person any right of subrogation or action over or against any Party.

               (c) Amendments. (i) The Committee reserves the right to amend the terms and provisions of this Option Agreement without the Optionee's consent to comply with any Federal or state securities law.

                      (ii) Except as specifically provided in subsection (i) above, this Option Agreement shall not be changed or modified, in whole or in part, except by supplemental agreement signed by the Parties. Any Party may waive compliance by any other Party with any of the covenants or conditions of this Option Agreement, but no waiver shall be binding unless executed in writing by the Party making the waiver. No waiver or any provision of this Option Agreement shall be deemed, or shall constitute, a waiver of any other provision, whether or not similar, nor shall any waiver constitute a continuing waiver. Any consent under this Option Agreement shall be in writing and shall be effective only to the extent specifically set forth in such writing. For the protection of the Parties, amendments, waivers and consents that are not in writing and executed by the Party to be bound may be enforced only if they are detrimentally relied upon and proved by clear and convincing evidence. Such evidence shall not include any alleged reliance.

               (d) Notice. Any notice, instruction or communication required or permitted to be given under this Option Agreement to any Party shall be in writing and shall be deemed given when actually received or, if earlier, five days after deposit in the United States mail by certified or express mail, return receipt requested, first class postage prepaid, addressed to the principal office of such Party or to such other address as such Party may request by written notice.

               (e) Governing Law. To the extent that Federal laws do not otherwise control, the Plan and all determinations made or actions taken pursuant hereto shall be governed by the laws of the state of California, without regard to the conflict of laws rules thereof.

               (f) Entire Agreement. This Option Agreement and the Plan constitute the entire agreement between the Parties with regard to the subject matter hereof. This Option Agreement supersedes all previous agreements between the Parties, and there are now no agreements, representations, or warranties between the Parties, other than those set forth herein.

               (g) Severability. If any provision of this Option Agreement or the application of such provision to any person or circumstances is held invalid or unenforceable, the remainder of this Option Agreement, or the application of such provision to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby.

               (h) Optionee Representation. Optionee acknowledges receipt of the Plan, a copy of which is attached hereto, and hereby accepts the grant of this Option subject to all the terms and provisions thereof.

        IN WITNESS WHEREOF, this Option Agreement has been duly executed on behalf of the Company by an authorized representative of the Company and by the Optionee on the date and year first written above.



DATE OF GRANT:
              ---------------------------

Tekelec


By:
   -----------------------------------
Title:
      --------------------------------
Dated:
      --------------------------------



Optionee



      --------------------------------
Dated:
      --------------------------------

                                   EXHIBIT A-2


                                     TEKELEC
                             1994 STOCK OPTION PLAN
                       NONSTATUTORY STOCK OPTION AGREEMENT


        Tekelec, a California corporation (the "Company"), hereby enters into this agreement (the "Option Agreement") with ______________________________ (the "Optionee") on this _____ day of _______________, __________, whereby the
Company grants to the Optionee the right and option to purchase an aggregate of __________ shares of Common Stock (the "Shares") of the Company. This Option is in all respects subject to the terms, definitions and provisions of the Tekelec 1994 Stock Option Plan (the "Plan") adopted by the Company and incorporated herein by reference. The terms defined in the Plan shall have the same meanings herein.

        1. NATURE OF THE OPTION. This Option is intended to be a nonstatutory stock option and is not intended to be an incentive stock option within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or to otherwise qualify for any special tax benefits to the Optionee.

        2. EXERCISE PRICE. The exercise price is $ __________ per Share, which price is not less than one-hundred percent (100%) of the Fair Market Value thereof on the date of the grant.

        3. METHOD OF PAYMENT. The consideration to be paid for the Shares to be issued upon exercise of this Option may consist entirely of cash, check, Shares already owned by the Optionee which have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which this Option is exercised, or any combination of such methods of payment, subject to the provisions of Section 6(d) of the Plan; provided, however, that the Optionee shall be required to pay in cash an amount necessary to satisfy the Company's withholding obligations.

        4. EXERCISE OF OPTION. This Option shall be exercisable during its term only in accordance with the terms and provisions of the Plan and this Option as follows:

               (a) This Option shall vest and be exercisable cumulatively in ____________________ ( ) equal quarterly installments commencing on the last day of the calendar quarter which follows the first full calendar quarter after commencement of the Optionee's service as an Employee of the Company. An Optionee who has been in continuous service with the Company since the grant of this Option may exercise the exercisable portion of his or her Option in whole or in part at any time during his or her employment. However, an Option may not be exercised for a fraction of a Share. In the event of the Optionee's termination of employment with the Company, or disability or death, the provisions of Sections 6 or 7 below shall apply to the right of the Optionee to exercise this Option.

               (b) This Option shall be exercisable by written notice which shall state the election to exercise this Option, the number of Shares in respect to which this Option is being exercised and such other representations and agreements as may be required by the Company hereunder or pursuant to the provisions of the Plan. Such written notice shall be signed by the Optionee and shall be delivered in person or by certified mail to the Secretary of the Company or such other person as may be designated by the Company. The written notice shall be accompanied by payment of the purchase price and an executed Notice of Exercise of Stock Option in the form attached hereto (as may be amended from time to time). The certificate or certificates for the Shares as to which this Option is exercised shall be registered in the name of the Optionee.

               (c) No rights of a stockholder shall exist with respect to the Shares under this Option as a result of the mere grant of this Option or the exercise of this Option. Such rights shall exist only after issuance of a stock certificate in accordance with Section 7(h) of the Plan.

        5. RESTRICTIONS ON EXERCISE. This Option may not be exercised until such time as the Plan has been approved by the stockholders of the Company as set forth in Section 11 of the Plan, or if the issuance of Shares upon Optionee's exercise or the method of payment of consideration for such Shares would constitute a violation of any applicable Federal or state securities law or other applicable law or regulation. As a condition to the exercise of this Option, the Company may require the Optionee to make any representation and warranty to the Company as may be required by any applicable law or regulation.

        6. TERMINATION OF EMPLOYMENT. If the Optionee ceases to serve as an Employee for any reason other than death or permanent and total disability (within the meaning of Section 22(e)(3) of the Code) and thereby terminates his or her Continuous Status as an Employee, the Optionee shall have the right to exercise this Option at any time within three (3) months after the date of such termination to the extent that the Optionee was entitled to exercise this Option at the date of such termination. The Committee may at any time and from time-to-time prior to the termination of this Option, with the consent of Optionee, extend the period of time during which the Optionee may exercise this Option following the date the Optionee ceases to serve as an Employee for a period which shall not exceed an aggregate of six (6) months; provided, however, that this Option shall remain exercisable only to the extent that the Optionee was entitled to exercise this Option at the date of such termination. To the extent that the Optionee was not entitled to exercise this Option at the date of termination, or to the extent this Option is not exercised within the time specified herein, this Option shall terminate. Notwithstanding the foregoing, this Option shall not be exercisable after the expiration of the term set forth in Section 8 hereof.

        7. DEATH OR DISABILITY. If the Optionee ceases to serve as an Employee due to death or permanent and total disability (within the meaning of Section 22(e)(3) of the Code), this Option may be exercised at any time within six (6) months after the date of death or termination of employment due to disability, in the case of death, by the Optionee's estate or by a person who acquired the right to exercise this Option by bequest or inheritance, or, in the case of disability, by the Optionee, but in any case only to the extent the Optionee was entitled to exercise this

Option at the date of such termination. To the extent that the Optionee was not entitled to exercise this Option at the date of termination, or to the extent this Option is not exercised within the time specified herein, this Option shall terminate. Notwithstanding the foregoing, this Option shall not be exercisable after the expiration of the term set forth in Section 8 hereof.

        8. TERM OF OPTION. This Option may not be exercised more than ten (10) years from the date of grant of this Option and may be exercised during such term only in accordance with the Plan and the terms of this Option Agreement. Notwithstanding any provision in the Plan with respect to the post-employment exercise of an Option, an Option may not be exercised after the expiration of its term.

        9. WITHHOLDING UPON EXERCISE OF OPTION. The Company reserves the right to withhold, in accordance with any applicable laws, from any consideration payable to Optionee any taxes required to be withheld by Federal, state or local law as a result of the grant or exercise of this Option or the sale or other disposition of the Shares issued upon exercise of this Option. If the amount of any consideration payable to the Optionee is insufficient to pay such taxes or if no consideration is payable to the Optionee, upon the request of the Company, the Optionee shall pay to the Company in cash an amount sufficient for the Company to satisfy any Federal, state or local tax withholding requirements it may incur, as a result of the grant or exercise of this Option or the sale or other disposition of the Shares issued upon the exercise of this Option.

        10. NONTRANSFERABILITY OF OPTION. This Option may not be sold, pledged, assigned, hypothecated, gifted, transferred or disposed of in any manner either voluntarily or involuntarily by operation of law, other than by will or by the laws of descent or distribution or transfer between spouses incident to a divorce. Subject to the foregoing and the terms of the Plan, the terms of this Option shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

        11. NO RIGHT OF EMPLOYMENT. Neither the Plan nor this Option shall confer upon the Optionee any right to continue in the employment of the Company or limit in any respect the right of the Company to discharge the Optionee at any time, with or without cause and with or without notice.

               12.    MISCELLANEOUS.

               (a) Successors and Assigns. This Option Agreement shall bind and inure only to the benefit of the parties to this Option Agreement (the "Parties") and their respective successors and assigns.

               (b) No Third-Party Beneficiaries. Nothing in this Option Agreement is intended to confer any rights or remedies on any persons other than the Parties and their respective successors or assigns. Nothing in this Option Agreement is intended to relieve or discharge the obligation or liability of third persons to any Party. No provision of this Option Agreement shall give any third person any right of subrogation or action over or against any Party.

               (c) Amendments. (i) The Committee reserves the right to amend the terms and provisions of this Option without the Optionee's consent to comply with any Federal or state securities law.

                      (ii) Except as specifically provided in subsection (i) above, this Option Agreement shall not be changed or modified, in whole or in part, except by supplemental agreement signed by the Parties. Any Party may waive compliance by any other Party with any of the covenants or conditions of this Option Agreement, but no waiver shall be binding unless executed in writing by the Party making the waiver. No waiver or any provision of this Option Agreement shall be deemed, or shall constitute, a waiver of any other provision, whether or not similar, nor shall any waiver constitute a continuing waiver. Any consent under this Option Agreement shall be in writing and shall be effective only to the extent specifically set forth in such writing. For the protection of the Parties, amendments, waivers and consents that are not in writing and executed by the Party to be bound may be enforced only if they are detrimentally relied upon and proved by clear and convincing evidence. Such evidence shall not include any alleged reliance.

               (d) Notice. Any notice, instruction or communication required or permitted to be given under this Option Agreement to any Party shall be in writing and shall be deemed given when actually received or, if earlier, five days after deposit in the United States mail by certified or express mail, return receipt requested, first class postage prepaid, addressed to the principal office of such Party or to such other address as such Party may request by written notice.

               (e) Governing Law. To the extent that Federal laws do not otherwise control, the Plan and all determinations made or actions taken pursuant hereto shall be governed by the laws of the state of California, without regard to the conflict of laws rules thereof.

               (f) Entire Agreement. This Option Agreement and the Plan constitute the entire agreement between the Parties with regard to the subject matter hereof. This Option Agreement supersedes all previous agreements between the Parties, and there are now no agreements, representations, or warranties between the Parties, other than those set forth herein.

               (g) Severability. If any provision of this Option Agreement or the application of such provision to any person or circumstances is held invalid or unenforceable, the remainder of this Option Agreement, or the application of such provision to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby.

               (h) Optionee Representation. Optionee acknowledges receipt of the Plan, a copy of which is attached hereto, and hereby accepts the grant of this Option subject to all the terms and provisions thereof.

        IN WITNESS WHEREOF, this Option Agreement has been duly executed on behalf of the Company by an authorized representative of the Company and by the Optionee on the date and year first written above.



DATE OF GRANT:
              ----------------------------

Tekelec


By:
   --------------------------------

Title:
     ------------------------------




Optionee


--------------------------------

                               AMENDMENT NO. 1 TO
                                     TEKELEC
                             1994 STOCK OPTION PLAN*


               Section 3 of the Tekelec 1994 Stock Option Plan is hereby amended to read in its entirety as follows:

               "3.    SHARES RESERVED.

                      The maximum aggregate number of Shares reserved for
               issuance pursuant to the Plan shall be Three Million Six Hundred Thousand (3,600,000) Shares or the number of shares of stock to which such Shares shall be adjusted as provided in Section 10 of the Plan. Such number of Shares may be set aside out of authorized but unissued Shares not reserved for any other purpose, or out of issued Shares acquired for and held in the treasury of the Company from time to time.

                      Shares subject to, but not sold or issued under, any
               Option terminating, expiring or canceled for any reason prior to its exercise in full, shall again become available for Options thereafter granted under the Plan, and the same shall not be deemed an increase in the number of Shares reserved for issuance under the Plan."



Dated:  February 4, 1995





------------------------

* Such number of shares has been adjusted to reflect the Company's two-for-one stock splits effective on each of March 17, 1995, August 8, 1997 and June 19, 1998.

                               AMENDMENT NO. 2 TO
                                     TEKELEC
                             1994 STOCK OPTION PLAN*


               Section 3 of the Tekelec 1994 Stock Option Plan is hereby amended to read in its entirety as follows:

               "3.    SHARES RESERVED.

                      The maximum aggregate number of Shares reserved for
               issuance pursuant to the Plan shall be Five Million Six Hundred Thousand (5,600,000) Shares or the number of shares of stock to which such Shares shall be adjusted as provided in Section 10 of the Plan. Such number of Shares may be set aside out of authorized but unissued Shares not reserved for any other purpose, or out of issued Shares acquired for and held in the treasury of the Company from time to time.

                             Shares subject to, but not sold or issued under,
               any Option terminating, expiring or canceled for any reason prior to its exercise in full, shall again become available for Options thereafter granted under the Plan, and the same shall not be deemed an increase in the number of Shares reserved for issuance under the Plan."



Dated:  March 3, 1995





------------------------

* Such number of shares has been adjusted to reflect the Company's two-for-one stock splits effective on each of March 17, 1995, August 8, 1997 and June 19, 1998.

                               AMENDMENT NO. 3 TO
                                     TEKELEC
                             1994 STOCK OPTION PLAN*


               Section 3 of the Tekelec 1994 Stock Option Plan is hereby amended to read in its entirety as follows:

               "3.    SHARES RESERVED.

                      The maximum aggregate number of Shares reserved for
               issuance pursuant to the Plan shall be Eight Million (8,000,000) Shares or the number of shares of stock to which such Shares shall be adjusted as provided in Section 10 of the Plan. Such number of Shares may be set aside out of authorized but unissued Shares not reserved for any other purpose, or out of issued Shares acquired for and held in the treasury of the Company from time to time.

                      Shares subject to, but not sold or issued under, any
               Option terminating, expiring or canceled for any reason prior to its exercise in full, shall again become available for Options thereafter granted under the Plan, and the same shall not be deemed an increase in the number of Shares reserved for issuance under the Plan."



Dated:  January 27, 1996


------------------------

* The number of shares set forth herein has been adjusted to reflect Tekelec's two-for-one stock splits effective on each of August 8, 1997 and June 19, 1998.

                               AMENDMENT NO. 4 TO
                                     TEKELEC
                             1994 STOCK OPTION PLAN*


               Section 3 of the Tekelec 1994 Stock Option Plan is hereby amended to read in its entirety as follows:

               "3.    SHARES RESERVED.

                      The maximum aggregate number of Shares reserved for
               issuance pursuant to the Plan shall be Eight Million Four Hundred Thousand (8,400,000) Shares or the number of shares of stock to which such Shares shall be adjusted as provided in Section 10 of the Plan. Such number of Shares may be set aside out of authorized but unissued Shares not reserved for any other purpose, or out of issued Shares acquired for and held in the treasury of the Company from time to time.

                      Shares subject to, but not sold or issued under, any
               Option terminating, expiring or canceled for any reason prior to its exercise in full, shall again become available for Options thereafter granted under the Plan, and the same shall not be deemed an increase in the number of Shares reserved for issuance under the Plan."



Dated:  February 26, 1997


------------------------

* The number of shares set forth herein has been adjusted to reflect Tekelec's two-for-one stock splits effective on each of August 8, 1997 and June 19, 1998.

                               AMENDMENT NO. 5 TO
                                     TEKELEC
                             1994 STOCK OPTION PLAN*


               Section 3 of the Tekelec 1994 Stock Option Plan is hereby amended to read in its entirety as follows:

               "3.    SHARES RESERVED.

                      The maximum aggregate number of Shares reserved for
               issuance pursuant to the Plan shall be Twelve Million (12,000,000) Shares or the number of shares of stock to which such Shares shall be adjusted as provided in Section 10 of the Plan. Such number of Shares may be set aside out of authorized but unissued Shares not reserved for any other purpose, or out of issued Shares acquired for and held in the treasury of the Company from time to time.

                      Shares subject to, but not sold or issued under, any
               Option terminating, expiring or canceled for any reason prior to its exercise in full, shall again become available for Options thereafter granted under the Plan, and the same shall not be deemed an increase in the number of Shares reserved for issuance under the Plan."



Dated:  March 19, 1997



------------------------

* The number of shares set forth herein has been adjusted to reflect Tekelec's two-for-one stock splits effective on each of August 8, 1997 and June 19, 1998.

                               AMENDMENT NO. 6 TO
                                     TEKELEC
                             1994 STOCK OPTION PLAN*


               Section 3 of the Tekelec 1994 Stock Option Plan is hereby amended to read in its entirety as follows:

               "3.    SHARES RESERVED.

                      The maximum aggregate number of Shares reserved for
               issuance pursuant to the Plan shall be Fourteen Million (14,000,000) Shares or the number of shares of stock to which such Shares shall be adjusted as provided in Section 10 of the Plan. Such number of Shares may be set aside out of authorized but unissued Shares not reserved for any other purpose, or out of issued Shares acquired for and held in the treasury of the Company from time to time.

                      Shares subject to, but not sold or issued under, any
               Option terminating, expiring or canceled for any reason prior to its exercise in full, shall again become available for Options thereafter granted under the Plan, and the same shall not be deemed an increase in the number of Shares reserved for issuance under the Plan."



Dated:  March 20, 1998





------------------------

* The number of shares set forth herein has been adjusted to reflect Tekelec's two-for-one stock split effective June 19, 1998.

                               AMENDMENT NO. 7 TO
                                     TEKELEC
                             1994 STOCK OPTION PLAN


               Section 3 of the Tekelec 1994 Stock Option Plan is hereby amended to read in its entirety as follows:

               "3.    SHARES RESERVED.

                      The maximum aggregate number of Shares reserved for
               issuance pursuant to the Plan shall be Fourteen Million (19,000,000) Shares or the number of shares of stock to which such Shares shall be adjusted as provided in Section 10 of the Plan. Such number of Shares may be set aside out of authorized but unissued Shares not reserved for any other purpose, or out of issued Shares acquired for and held in the treasury of the Company from time to time.

                      Shares subject to, but not sold or issued under, any
               Option terminating, expiring or canceled for any reason prior to its exercise in full, shall again become available for Options thereafter granted under the Plan, and the same shall not be deemed an increase in the number of Shares reserved for issuance under the Plan."



Dated:  March 19, 1999

                               AMENDMENT NO. 8 TO
                                     TEKELEC
                             1994 STOCK OPTION PLAN*


               1. Section 3. Section 3 of the Tekelec 1994 Stock Option Plan is hereby amended to read in its entirety as follows*:

               "3.    SHARES RESERVED.

                      The maximum aggregate number of Shares reserved for
               issuance pursuant to the Plan shall be Twenty One Million Eight Hundred Thousand (21,800,000) Shares or the number of shares of stock to which such Shares shall be adjusted as provided in
               Section 10 of the Plan. Such number of Shares may be set aside out of authorized but unissued Shares not reserved for any other purpose, or out of issued Shares acquired for and held in the treasury of the Company from time to time.

                      Shares subject to, but not sold or issued under, any
               Option terminating, expiring or canceled for any reason prior to its exercise in full, shall again become available for Options thereafter granted under the Plan, and the same shall not be deemed an increase in the number of Shares reserved for issuance under the Plan."

               2. Section 4.b. Section 4.b. of the 1994 Stock Option Plan is hereby amended to read in its entirety as follows:

                      "a. Subject to the provisions of the Plan, the Committee
               shall have the authority, in its discretion: (i) to grant Incentive Stock Options, in accordance with Section 422 of the Code, or Non-Statutory Stock Options; (ii) to determine, upon review of relevant information, the Fair Market Value per Share;
               (iii) to determine the exercise price of the Options to be granted to Employees in accordance with Section 6(c) of the Plan;
               (iv) to determine the Employees to whom, and the time or times at which, Options shall be granted, and the number of Shares subject to each Option; (v) to prescribe, amend and rescind rules and regulations relating to the Plan subject to the limitations set forth in Section 12 of the Plan; (vi) to determine the terms and provisions of each Option granted to Optionees under the Plan and each Option Agreement (which need not be identical with the terms of other Options and Option Agreements) and, with the consent of the Optionee, to modify or amend an outstanding Option or Option

               Agreement, provided, however, that the Committee shall not have the authority to amend or adjust the exercise price of any Options previously granted to an Optionee under the Plan, whether through amendment, cancellation, replacement grant or otherwise;
               (vii) to accelerate the exercise date of any Option; (viii) to determine whether any Optionee will be required to execute a stock repurchase agreement or other agreement as a condition to the exercise of an Option, and to determine the terms and provisions of any such agreement (which need not be identical with the terms of any other such agreement) and, with the consent of the Optionee, to amend any such agreement; (ix) to interpret the Plan or any agreement entered into with respect to the grant or exercise of Options, to determine the eligibility of an Employee for benefits hereunder and the amount thereof; (x) to authorize any person to execute on behalf of the Company any instrument required to effectuate the grant of an Option previously granted or to take such other actions as may be necessary or appropriate with respect to the Company's rights pursuant to Options or agreements relating to the grant or exercise thereof; and (xi) to make such other determinations and establish such other procedures as it deems necessary or advisable for the administration of the Plan."


Dated:  March 23, 2000




----------------------

* The amendment set forth herein to Section 3 of the Tekelec 1994 Stock Option Plan is conditioned upon the approval of such amendment by Tekelec's shareholders at the 2000 Annual Meeting of Shareholders to be held on May 12, 2000.

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF

                                     TEKELEC

                       2000 ANNUAL MEETING OF SHAREHOLDERS


        The undersigned shareholder of Tekelec, a California corporation (the "Company"), hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement, each dated April 1, 2000, and Annual Report to Shareholders for the year ended December 31, 1999, and hereby appoints Michael
L. Margolis and Douglas Moxley, and each of them, proxies and attorneys-in-fact, with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the Annual Meeting of Shareholders of the Company to be held May 12, 2000, at 9:00 a.m., local time, at the Company's offices located at 5200 Paramount Parkway, Morrisville, North Carolina 27560, and at any adjournment(s) thereof, and to vote all shares of Common Stock which the undersigned would be entitled to vote, if then and there personally present, on the matters set forth below:

        1. ELECTION OF DIRECTORS:

[ ] FOR ALL nominees listed below (except as marked to the contrary below).

[ ] WITHHOLD AUTHORITY to vote for ALL nominees listed below.

(INSTRUCTION: To WITHHOLD the authority to vote for any individual nominee, mark the box next to the nominee's name below.)

NAME OF NOMINEE:

[ ] Robert V. Adams          [ ] Jean-Claude Asscher       [ ] Daniel L.Brenner
[ ] Michael L. Margolis      [ ] Howard Oringer            [ ] Jon F. Rager

        2. APPROVAL OF AMENDMENT TO 1994 STOCK OPTION PLAN: To approve an amendment to the Company's 1994 Stock Option Plan to increase the aggregate number of shares of Common Stock authorized for issuance thereunder from 19,000,000 to 21,800,000 shares, as described in the Proxy Statement.

                         [ ] FOR [ ] AGAINST [ ] ABSTAIN

        3. APPOINTMENT OF INDEPENDENT ACCOUNTANTS: To ratify the appointment of PricewaterhouseCoopers LLP as independent accountants of the Company for the year ending December 31, 2000, as described in the Proxy Statement.

                         [ ] FOR [ ] AGAINST [ ] ABSTAIN

        4. OTHER BUSINESS: In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Annual Meeting or any adjournment(s) thereof.

        Any one of such attorneys-in-fact or substitutes as shall be present and shall act at said meeting or any adjournment(s) thereof shall have and may exercise all powers of said attorneys-in-fact hereunder.

        THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO CONTRARY DIRECTION IS INDICATED, WILL BE VOTED FOR PROPOSALS 1, 2 AND 3 AND AS SAID PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

                                            Dated:                      , 2000
                                                  ---------------------


                                            ------------------------------------
                                                   (Signature)



                                            ------------------------------------
                                                   (Signature)


                                            (This Proxy should be marked, dated
                                            and signed by the shareholder(s)
                                            EXACTLY as his or her name appears
                                            hereon and returned promptly in the
                                            enclosed envelope. Persons signing
                                            in a fiduciary capacity should so
                                            indicate. If shares are held by
                                            joint tenants or as community
                                            property, both should sign.)


                         DO NOT FOLD, STAPLE OR MUTILATE


                                      -2-